                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to SECTION 240.14a-11(c) or SECTION 240.14a-12

                         Crestline Capital Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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Notes:

                    [LOGO OF CRESTLINE CAPITAL APPEARS HERE]

                              10400 Fernwood Road
                            Bethesda, Maryland 20817

To Our Stockholders:

  You are cordially invited to attend the Annual Meeting of Stockholders of Crestline Capital Corporation (the "Company") at the Philadelphia Marriott Hotel, 1201 Market Street, Philadelphia, Pennsylvania, (215) 625-2900, on Thursday, May 6, 1999 at 10:00 a.m. At the meeting, stockholders will consider and vote on the following proposals:

  Proposal 1:  The election of Bruce D. Wardinski, John W. Marriott III and
              Louise M. Cromwell, as directors for three-year terms expiring at the 2002 annual meeting;

  Proposal 2:  Approval of the Company's Amended and Restated 1998
              Comprehensive Stock Incentive Plan; and

  Proposal 3:  Ratification of the appointment of Arthur Andersen LLP as independent auditors of the Company to serve for the 1999 fiscal year.

  The stockholders will also transact such other business, if any, which may be properly brought before the annual meeting.

  If you were a stockholder at the close of business on March 23, 1999, you may vote at the annual meeting.

  Whether or not you plan to attend the meeting, please take the time to vote by completing and mailing the enclosed proxy card to us in the envelope provided.

  This proxy statement provides you with detailed information about the proposals to be voted on at the meeting. Included with this proxy statement are copies of the Company's 1998 Annual Report to stockholders and the Company's Form 10-K for the 1998 fiscal year which provide you with additional information about the Company. We encourage you to read the proxy statement and the other enclosed information carefully.

  We look forward to seeing you at the meeting.

                                      /s/ Bruce D. Wardinski
                                      Bruce D. Wardinski
                                      Chairman of the Board, President, and
                                      Chief Executive Officer

Bethesda, Maryland
April 2, 1999

                         CRESTLINE CAPITAL CORPORATION
                              10400 Fernwood Road
                            Bethesda, Maryland 20817

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD THURSDAY, MAY 6, 1999

  The Annual Meeting of Stockholders of Crestline Capital Corporation (the "Company") will be held at the Philadelphia Marriott Hotel, 1201 Market Street, Philadelphia, Pennsylvania, (215) 625-2900 at 10:00 a.m., Thursday, May 6, 1999. At the meeting, stockholders will consider and vote on the following proposals:

  Proposal 1: The election of Bruce D. Wardinski, John W. Marriott III and
          Louise M. Cromwell, as directors for three-year terms expiring at the 2002 annual meeting;

  Proposal 2: Approval of the Company's Amended and Restated 1998
          Comprehensive Stock Incentive Plan; and

  Proposal 3: Ratification of the appointment of Arthur Andersen LLP as independent auditors of the Company to serve for the 1999 fiscal year.

  The stockholders will also transact such other business, if any, which may be properly brought before the annual meeting.

  The Board of Directors has fixed the close of business on March 23, 1999, as the record date for the determination of the stockholders entitled to notice of and to vote at the annual meeting.

                                     By order of the Board of Directors,

                                     /s/ Tracy M.J. Colden
                                     Tracy M.J. Colden
                                     Corporate Secretary

Bethesda, Maryland
April 2, 1999


   FOR INFORMATION ON ACCOMMODATIONS FOR AND DIRECTIONS TO THE MEETING, PLEASE REFER TO THE OUTSIDE BACK COVER OF THIS PROXY STATEMENT.

  PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                         CRESTLINE CAPITAL CORPORATION
                              10400 Fernwood Road
                            Bethesda, Maryland 20817

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                             THURSDAY, MAY 6, 1999

                                  THE MEETING

  The Annual Meeting of Stockholders of Crestline Capital Corporation (the "Company") will be held at the Philadelphia Marriott Hotel, 1201 Market Street, Philadelphia, Pennsylvania, (215) 625-2900, beginning at 10:00 a.m. on Thursday, May 6, 1999.

ABOUT THIS PROXY STATEMENT

  Our Board of Directors has sent you this Proxy Statement to solicit your vote at the Annual Meeting (including any adjournment or postponement of the Annual Meeting). We will pay all expenses incurred in connection with this proxy solicitation. In addition to mailing this Proxy Statement to you, we have hired MacKenzie Partners, Inc. to be our proxy solicitation agent for a fee of $6,500 plus expenses. We also may make additional solicitations by telephone, facsimile or other forms of communication. Brokers, banks and other nominees who hold our stock for other beneficial owners will be reimbursed by us for their expenses related to forwarding our proxy materials to the beneficial owners. This Proxy Statement is first being mailed to stockholders on or about April 2, 1999.

INFORMATION ABOUT VOTING

  If you are a stockholder of record as of the close of business on March 23, 1999, you may vote your shares:

  . By Proxy: You can vote by completing, signing and dating the enclosed proxy card and returning it to us by mail in the envelope provided. The instructions for voting are contained on the enclosed proxy card. The individuals named on the card, your "proxies," will vote your shares as you indicate. If you sign your card without indicating how you wish to vote, all of your shares will be voted (1) FOR all of the nominees for director, (2) FOR approval of the Company's Amended and Restated 1998 Comprehensive Stock Incentive Plan, (3) FOR ratification of the appointment of Arthur Andersen LLP as independent auditors of the Company to serve for the 1999 fiscal year and (4) at the discretion of your proxies on any other matter that may be properly brought before the Annual Meeting.

  . In Person: You may attend the Annual Meeting and vote in person.

  You may revoke your proxy at any time before it is voted at the meeting by sending a written notice to Crestline Capital Corporation, P.O. Box 11463, New York, New York 10203-0463 that you have revoked the proxy, by providing a later-dated proxy or by voting in person at the Annual Meeting.

  The shares on your proxy card represent ALL of your shares of Company common stock, including any shares that may be held for your account by either the Bank of New York, as trustee for the Company's Retirement and Savings Plan (i.e., 401(k) plan) for employees or T. Rowe Price, as trustee for the Host Marriott Corporation Retirement and Savings Plan. If you have shares in the Retirement and Savings Plan and do not vote by proxy, or you return your proxy card with an unclear voting designation or no voting designation at all, then your plan shares will be voted at the discretion of the trustee for the respective Retirement and Savings Plan.

  If you held your shares in an account with a bank, broker or other nominee on the record date, please follow the instructions given to you on your ballot regarding casting your vote.

VOTING SECURITIES

  At the close of business on March 23, 1999, there were outstanding 22,314,798 shares of the Company's common stock, par value $0.01 per share. Only stockholders of record at the close of business on Tuesday, March 23, 1999, will be entitled to vote. Each stockholder so entitled to vote at the meeting may cast, in person or by proxy, one vote for each share of Company common stock held by such stockholder.

QUORUM AND REQUIRED VOTES

  Holders of a majority of the outstanding shares of Company common stock must be present at the meeting, in person or by proxy, in order for a quorum to be present. Votes on the proposals will be tallied as follows:

  . Election of Directors: The three persons nominated for director receiving the most votes will be elected.

  . Approval of the Company's Amended and Restated 1998 Comprehensive Stock
    Incentive Plan: For approval, the plan must receive an affirmative vote from a majority of the shares of Company common stock present and voting on the plan.

  . Ratification of Independent Auditors: The ratification of Arthur Andersen
    LLP as independent auditors of the Company must receive an affirmative vote from a majority of the shares of Company common stock present and voting on such proposal.

  Unless otherwise required by our bylaws or by applicable Maryland law, any other matter properly presented for a vote at the meeting will require an affirmative vote from a majority of the shares of Company common stock present and voting on such proposal.

  Shares of Company common stock represented by proxies that are marked "withhold authority" (with respect to the election of any nominee for election as director), or marked "abstain," or which constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum. Broker non-votes occur when a nominee holding shares of Company common stock for a beneficial owner has not received voting instructions from the beneficial owner and such nominee does not possess or choose to exercise discretionary authority with respect thereto. With respect to any matter to be decided by a plurality (such as the election of directors) or a majority of the votes cast at the meeting, proxies marked "withhold authority" or marked "abstain," or which constitute broker non-votes will not be counted for the purpose of determining the number of votes cast at the meeting.

                                 THE PROPOSALS

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

  Three directors will be elected at the Annual Meeting to serve until the annual meeting of stockholders in 2002. Bruce D. Wardinski, John W. Marriott III and Louise M. Cromwell are the three nominees. Each of them is an incumbent director and certain biographical information about them as well as the other directors and executive officers of the Company is set forth below. These nominees have consented to serve if elected, but should any nominee be unavailable to serve, your proxy will vote for the substitute nominee recommended by the Board of Directors. The three persons nominated for director receiving the most votes will be elected.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE PERSONS
                     NOMINATED FOR DIRECTOR IN PROPOSAL 1.

                        Directors and Executive Officers

  The following table sets forth certain information as of April 2, 1999 with respect to the directors and executive officers of the Company:

Nominees for Director

Bruce D. Wardinski         Mr. Wardinski is Chairman of the Board, President
(Chairman of the Board)    and Chief Executive Officer of the Company. Mr.
Age: 38                    Wardinski has been a director of the Company since
                           September 17, 1998. Prior to joining the Company,
                           Mr. Wardinski was an employee of Host Marriott
                           Corporation. At Host Marriott, he was appointed
                           Senior Director of Project Finance in June 1993,
                           Vice President of Project Finance in June 1994 and
                           Senior Vice President of International Development in October 1995. In June 1996, Mr. Wardinski was elected Senior Vice President and Treasurer of Host
                           Marriott. Mr. Wardinski also currently serves on the board of directors of Fairfax Opportunities
                           Unlimited, a not-for-profit advocacy group representing people with disabilities.

[PHOTO OF BRUCE D. WARDINSKI APPEARS HERE]

John W. Marriott III       Mr. Marriott has been a director of the Company
Age: 37                    since December 29, 1998. Mr. Marriott currently is
                           an employee of Marriott International, Inc., where he became Senior Vice President of Marriott
                           International's Mid-Atlantic Region in June 1996.
                           Since 1993, Mr. Marriott has held several positions including Director of Finance in Marriott
                           International's Treasury Department, Director of
                           Finance in Host Marriott's Finance and Development
                           Department and Vice President, Lodging Development for The Ritz-Carlton Hotel Company, L.L.C. He has also held positions as Director of Corporate
                           Planning, Finance, Director of Marketing for a hotel and General Manager. Mr. Marriott also currently serves on the board of directors of Sodexho Marriott Services, Inc.

[PHOTO OF JOHN W. MARRIOTT III APPEARS HERE]

Louise M. Cromwell         Ms. Cromwell has been a director of the Company
Age: 54                    since December 29, 1998. Ms. Cromwell has served as
                           Senior Counsel in the Real Estate Practice Group of the law firm of Shaw, Pittman, Potts & Trowbridge since January 1998. From April 1984 to December
                           1997, Ms. Cromwell was a Partner at Shaw, Pittman.
                           She currently acts as General Counsel of Federal
                           City Council. Ms. Cromwell also currently serves on the board of directors of The Economic Club of Washington.

[PHOTO OF LOUISE M. CROMWELL APPEARS HERE]

Directors Continuing in Office

Adam M. Aron               Mr. Aron has been a director of the Company since
Age: 44                    December 29, 1998. Mr. Aron has held the position
                           of Chairman of the Board and Chief Executive
                           Officer of Vail Resorts, Inc. since July 1996.
                           Prior to joining Vail Resorts, Inc., Mr. Aron served as President and Chief Executive Officer of Norwegian Cruise Line Ltd. from 1993 until 1996. He has previously served as Senior Vice President-
                           Marketing of United Airlines from 1990 to 1993. Mr.
                           Aron also currently serves on the board of directors of each of Sunterra Corporation and Florsheim Group, Inc.

[PHOTO OF ADAM M. ARON APPEARS HERE]

Kelvin L. Davis            Mr. Davis has been a director of the Company since
Age: 35                    December 29, 1998. Mr. Davis has served as
                           President and Chief Operating Officer of Colony
                           Capital, Inc., an international real estate investment firm, since August 1997, and has served in various other capacities with Colony since its formation in 1991. Mr. Davis also currently serves on the board of directors of each of Franchise
                           Finance Corporation of America and Harveys Casino
                           Resorts, a private hotel and gaming company.

[PHOTO OF KELVIN L. DAVIS APPEARS HERE]

John B. Morse, Jr.         Mr. Morse has been a director of the Company since
Age: 52                    December 29, 1998. Mr. Morse has held the position
                           of Vice President, Finance, and Chief Financial
                           Officer of The Washington Post Company since 1989.
                           Mr. Morse also currently serves as President of Washington Post Telecommunications, Inc. and
                           Washington Post Productions, Inc., subsidiaries of
                           The Washington Post Company.

[PHOTO OF JOHN B. MORSE, JR. APPEARS HERE]

Christopher J. Nassetta    Mr. Nassetta has been a director of the Company
Age: 36                    since September 17, 1998. Mr. Nassetta joined Host
                           Marriott in October 1995 as Executive Vice
                           President and was elected Chief Operating Officer of Host Marriott in 1997. Prior to joining Host
                           Marriott, Mr. Nassetta served as President of
                           Bailey Realty Corporation from 1991 until 1995. Mr.
                           Nassetta also currently serves on the board of directors of each of Prime Group Realty Trust and American Skiing Company.


[PHOTO OF CHRISTOPHER J. NASSETTA APPEARS HERE]
Michael A. Wildish         Mr. Wildish has been a director of the Company
Age: 38                    since December 29, 1998. Mr. Wildish has been a
                           Managing Director in the investment firm of Donaldson, Lufkin & Jenrette since 1997. Prior to joining Donaldson, Lufkin & Jenrette, Mr. Wildish worked in the investment firm of Lazard Freres &
                           Co. LLC, where he served as a General Partner from 1996 to 1997 and Vice President from 1992 to 1995.

[PHOTO OF MICHAEL A. WILDISH APPEARS HERE]

Executive Officers

  Biographical information on Bruce D. Wardinski, Chairman of the Board, President and Chief Executive Officer of the Company is included above in the section "Nominees for Director."

     Name and Title      Age Business Experience Prior to Becoming an Executive Officer of the Company
     --------------      --- -------------------------------------------------------------------------
James L. Francis........  37       Mr. Francis is Executive Vice President, Chief Financial
 Executive Vice                    Officer and Treasurer of the Company. Prior to joining the
 President, Chief                  Company, Mr. Francis was an employee of Host Marriott
 Financial Officer and             Corporation. He joined Host Marriott in July 1997 as Vice
 Treasurer                         President of Finance and became Assistant Treasurer of Host
                                   Marriott in February 1998. He was Vice President and
                                   Division Controller, Courtyard by Marriott/Fairfield Inn at
                                   Marriott International from 1993 to 1994, served as Brand
                                   Executive, Courtyard by Marriott at Marriott International
                                   from 1994 to 1995, served as Vice President of Finance,
                                   Lodging-Reengineering Team Leader of Marriott International
                                   from 1995 to 1997 and was promoted to Vice President of
                                   Finance, Lodging-Asset Management and Owner Relations of
                                   Marriott International in 1997 prior to his joining Host
                                   Marriott in that year.

Steven J. Fairbanks.....  35       Mr. Fairbanks is Executive Vice President, Lodging and
 Executive Vice                    Senior Living Investments of the Company. Prior to joining
 President, Lodging and            the Company, Mr. Fairbanks was an employee of Host Marriott
 Senior Living                     Corporation. He joined Host Marriott in 1996 as Vice
 Investments                       President-Acquisitions. In 1997, he was elected Senior Vice
                                   President-Acquisitions of Host Marriott. Prior to joining
                                   Host Marriott, he served as Vice President of Capital
                                   Management and Development Corporation from 1992 until 1996.

Bruce F. Stemerman......  43       Mr. Stemerman is Executive Vice President, Asset Management
 Executive Vice                    of the Company. Prior to joining the Company, Mr. Stemerman
 President, Asset                  was an employee of Host Marriott Corporation. He joined Host
 Management                        Marriott in 1989 as Director, Partnership Services. He was
                                   promoted to Vice President-Lodging Partnerships of Host
                                   Marriott in 1994 and became Senior Vice President-Asset
                                   Management of Host Marriott in 1996.

Tracy M.J. Colden.......  37       Ms. Colden is Senior Vice President, General Counsel and
 Senior Vice President,            Corporate Secretary of the Company. Prior to joining the
 General Counsel and               Company, Ms. Colden was an employee of Host Marriott
 Corporate Secretary               Corporation. She joined Host Marriott as an Attorney in
                                   1996. She was promoted to Senior Attorney of Host Marriott in June 1996 and became Assistant General Counsel of Host
                                   Marriott in June 1997. Prior to joining Host Marriott, Ms.
                                   Colden was an attorney with the law firm of Hogan & Hartson
                                   L.L.P.

Larry K. Harvey.........  34 Mr. Harvey is Senior Vice President and Corporate Controller
 Senior Vice President       of the Company. Prior to joining the Company, Mr. Harvey was
 and Corporate               an employee of Host Marriott Corporation. He joined Host
 Controller                  Marriott in 1994 as Senior Manager-Corporate Accounting. In
                             1995, Mr. Harvey was promoted to Director-Corporate
                             Accounting of Host Marriott. He was promoted to Senior
                             Director-Corporate Accounting of Host Marriott in 1997 and
                             Vice President-Corporate Accounting of Host Marriott in
                             1998. Prior to joining Host Marriott, Mr. Harvey was with
                             the public accounting firm of PricewaterhouseCoopers LLP.

                     The Board of Directors and Committees

  The Board of Directors is divided into three classes, each consisting of approximately one-third of the total number of directors. There are currently eight directors. Class I directors, consisting of Bruce D. Wardinski, John W. Marriott III and Louise M. Cromwell, will hold office until the 1999 annual meeting of stockholders; Class II directors, consisting of Adam M. Aron, Christopher J. Nassetta and Michael A. Wildish, will hold office until the 2000 annual meeting of stockholders; and Class III directors, consisting of Kelvin
L. Davis and John B. Morse, will hold office until the 2001 annual meeting of stockholders.

  The Board of Directors did not meet in fiscal year 1998 but acted by unanimous written consent. Prior to December 29, 1998, the Board of Directors did not have any committees. On that date, the following committees were established:

  Executive Committee. The Executive Committee possesses and may exercise all the authority and powers of the Board of Directors in the management of the business and affairs of the Company, except those reserved to the Board of Directors by the Maryland General Corporation Law, the Company's bylaws or the Executive Committee charter. The Executive Committee consists of four members:
Messrs. Davis, Marriott, Nassetta and Wardinski. Mr. Wardinski is Chairman of the Executive Committee. During fiscal year 1998, the Executive Committee did not meet.

  Audit Committee. The Audit Committee recommends to the Board of Directors appointment of independent auditors; approves the scope of audits and other services to be performed by the independent and internal auditors; considers whether the performance of any professional service by the auditors other than services provided in connection with the audit function could impair the independence of the outside auditors; and reviews the results of internal and external audits, the accounting principles applied in financial reporting and financing and operational controls. The Audit Committee consists of three members: Messrs. Davis and Morse and Ms. Cromwell. Mr. Morse is the Chairman of the Audit Committee. During fiscal year 1998, the Audit Committee did not meet.

  Compensation Policy Committee. The Compensation Policy Committee's functions include recommendations on policies and procedures relating to senior officers' compensation and various stock plans, and approval of individual salary adjustments and stock awards in those areas. The Compensation Policy Committee consists of three members: Messrs. Aron, Morse and Wildish. Mr. Wildish is the Chairman of the Compensation Policy Committee. During fiscal year 1998, the Compensation Policy Committee did not meet.

  Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee considers candidates for election as directors and is responsible for keeping abreast of, and making recommendations with regard to, corporate governance. In addition, the Nominating and Corporate Governance Committee advises the Board of Directors on a range of matters affecting the Board of Directors and its committees, including qualification of director candidates, compensation of directors, selection of committee chairs, committee assignments and related matters. The Nominating and Corporate Governance Committee consists of three members: Messrs. Aron and Wildish and Ms. Cromwell. Ms. Cromwell is the Chairperson of the Nominating and Corporate Governance Committee. During fiscal year 1998, the Nominating and Corporate Governance Committee did not meet.

Security Ownership Of Certain Beneficial Owners And Management

  The following table sets forth the number of shares of Company common stock beneficially owned by (i) each person serving as an executive officer or director of the Company, (ii) all director nominees, (iii) all directors, director nominees and executive officers as a group and (iv) persons or entities owning 5% or more of the outstanding shares of Company common stock, as of March 1, 1999.

                                                                      Percent
                                                     Numberof           of
      Name and Address of Beneficial Owner(1)         Shares         Shares(2)
      ---------------------------------------        ---------       ---------
Directors:
Bruce D. Wardinski..................................   161,295(3)(4)      *
Adam M. Aron........................................     2,501            *
Louise M. Cromwell..................................     4,600            *
Kelvin L. Davis.....................................     7,501            *
John W. Marriott III................................   332,276(5)       1.5
John B. Morse, Jr...................................     2,501            *
Christopher J. Nassetta.............................    38,120            *
Michael A. Wildish..................................     4,001            *
Executive Officers:
James L. Francis....................................    74,450(3)(4)      *
Steven J. Fairbanks.................................    32,287(3)(4)      *
Bruce F. Stemerman..................................    63,050(3)(4)      *
Tracy M.J. Colden...................................    26,402(3)(4)      *
Larry K. Harvey.....................................    30,553(3)(4)      *
All Directors, Director Nominees and Executive
 Officers as a Group (13 persons)...................   779,537          3.5
Other 5% Beneficial Owners:
J.W. Marriott, Jr................................... 1,246,860(6)       5.6
Richard E. Marriott................................. 1,306,024(7)       5.9
Blackstone Entities................................. 1,370,423(8)       6.1
Southeastern Asset Management, Inc.................. 4,024,920(9)      18.0

--------
*  Less than 1%
(1) Unless otherwise indicated, the address of each beneficial owner is 10400 Fernwood Road, Bethesda, Maryland 20817.
(2) For purposes of computing the percentage of outstanding shares held by each person, all shares of Company common stock that such person has the right to acquire within 60 days pursuant to the exercise of stock options are deemed to be outstanding, but are not deemed to be outstanding for the purposes of computing the ownership percentage of any other person.
(3) As of March 1, 1999, there were 22,313,667 shares of Company common stock outstanding. For purposes of this table, a person is deemed to have "beneficial ownership" of the number of shares of common stock of the Company that such person would have had the right to acquire within 60 days of March 1, 1999 upon exercise of options to purchase shares of common stock granted pursuant to the Company's 1998 Comprehensive Stock Incentive Plan. The following number of shares can be acquired by the named persons through the exercise of Company stock options exercisable within 60 days of March 1, 1999: Mr. Wardinski, 23,547; Mr. Francis, 11,337; Mr. Fairbanks, 1,244; Mr. Stemerman 31,165; Ms. Colden, 1,232; and Mr. Harvey, 5,336.
(4) Includes shares of restricted stock issued pursuant to the Company's 1998 Comprehensive Stock Incentive Plan to Messrs. Wardinski, Francis, Fairbanks and Stemerman, Ms. Colden and

   Mr. Harvey in the amounts of 120,000 shares; 60,000 shares; 30,000 shares; 30,000 shares; 25,000 shares; and 25,000 shares, respectively.
(5) Includes 1,440 shares held by Mr. Marriott as trustee for three trusts for the benefit of his children; 1,914 shares owned by three trusts for the benefit of his children in which his wife serves as co-trustee; 315 shares owned by his wife; 36,542 shares owned by two trusts for Mr. Marriott's benefit in which his father, J.W. Marriott, Jr., is a trustee; and 270,759 shares held by JWM Family Enterprises LP of which Mr. Marriott is President and CEO of the corporate general partner.
(6) J.W. Marriott, Jr. and Richard E. Marriott have reported and filed jointly a Schedule 13G under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with the Securities and Exchange Commission (the "Commission") in relation to the Company. Includes: (i) 488,130 shares for which J.W. Marriott, Jr., has the sole powers to vote, or to direct the vote, and to dispose, or direct the disposition of; and (ii) 758,730 shares for which J.W. Marriott, Jr. shares the powers to vote, or to direct the vote, and to dispose, or direct the disposition of (including 402,677 shares also beneficially owned by Richard E. Marriott). Does not include
    (i) shares held by the adult children of J.W. Marriott, Jr. as trustees for trusts established for grandchildren of J.W. Marriott, Jr. and Richard E. Marriott; (ii) shares owned directly or indirectly by certain members of the Marriott family; or (iii) shares held by a charitable trust of which his mother is trustee and he and Richard E. Marriott are remaindermen; J.
    W. Marriott, Jr. disclaims beneficial ownership of all such shares.
(7) J.W. Marriott, Jr. and Richard E. Marriott have reported and filed jointly a Schedule 13G under the Exchange Act with the Commission in relation to the Company. Includes: 605,872 shares for which Richard E. Marriott has the sole powers to vote, or direct the vote, and to dispose, or direct the disposition of; and (ii) 700,152 shares for which Richard E. Marriott shares the powers to vote, or to direct the vote, and to dispose, or to direct the disposition of (including 402,677 shares also beneficially owned by J.W. Marriott, Jr.). Does not include (i) shares held by the adult children of Richard E. Marriott as trustees for trusts established for grandchildren of Richard E. Marriott and J.W. Marriott, Jr.; (ii) shares owned directly or indirectly by certain members of the Marriott family; or
    (iii) shares held by a charitable trust of which his mother is trustee and he and J.W. Marriott, Jr. are remaindermen; Richard E. Marriott disclaims beneficial ownership of all such shares.
(8) Represents the shares of common stock held by Blackstone Real Estate Partners II L.P., a Delaware limited partnership ("BRE II"); Blackstone Real Estate Holdings II L.P., a Delaware limited partnership ("BREH II"); Blackstone Real Estate Partners II T.E. 1 L.P., a Delaware limited partnership ("BRE II TE 1"); Blackstone Real Estate Partners II T.E. 2 L.P., a Delaware limited partnership ("BRE II TE 2"); Blackstone Real Estate Partners II T.E. 3 L.P., a Delaware limited partnership ("BRE II TE 3"); Blackstone Real Estate Partners II T.E. 4 L.P., a Delaware limited partnership ("BRE II TE 4"); Blackstone Real Estate Partners II T.E. 5 L.P., a Delaware limited partnership ("BRE II TE 5"); Blackstone Real Estate Partners I L.P., a Delaware limited partnership ("BRE I"); Blackstone Real Estate Partners Two L.P., a Delaware limited partnership ("BRE Two"); Blackstone Real Estate Partners Three L.P., a Delaware limited partnership ("BRE Three"); Blackstone Real Estate Partners IV L.P., a Delaware limited partnership ("BRE IV"); Blackstone RE Capital Partners L.P., a Delaware limited partnership ("BRECP"); Blackstone RE Capital Partners II L.P., a Delaware limited partnership ("BRECP II"); Blackstone RE Offshore Capital Partners L.P., a Delaware limited partnership ("BOC"); Blackstone Real Estate Holdings L.P., a Delaware limited partnership ("BREH"); CR/RE L.L.C., a Delaware limited liability company ("CRRE"); BRE Logan Hotel Inc., a Delaware corporation ("Logan"); BRE/Cambridge L.L.C., a Delaware limited liability company ("Cambridge"); the general partner of BRE I, BRE Two, BRE Three, BRE IV, BRECP, BRECP II, and BOC, Blackstone Real Estate Associates L.P., a Delaware Limited partnership ("BREA"); the general partner of BRE II, BRE II TE 1, BRE II TE 2, BRE II TE 3, BRE II TE 4, and BRE II TE 5, Blackstone Real Estate Associates II L.P., a Delaware Limited partnership ("BREA II"); the general partner of BREH II and BREA II, Blackstone Real Estate Management Associates II L.P., a Delaware limited partnership
   ("BREMA II"); the general partner of BREH and BREA, BREA L.L.C., a Delaware limited liability company ("BREA LLC"); the general partner of BREMA II, BREA II L.L.C., a Delaware limited liability company ("BREA II LLC"); Peter
   G. Peterson ("Peterson") and Stephen A. Schwarzman ("Schwarzman"), who are the founding members of BREA LLC and BREA II LLC; and John G. Schreiber, a limited partner in BREA and BREA II (collectively all such persons and entities, the "Blackstone Entities"). The Blackstone Entities have reported in a Schedule 13G under the Exchange Act filed with the Commission, that the Blackstone Entities may be deemed to beneficially own in the aggregate 1,370,423 shares of Company common stock and by reason of their ability to control BREA LLC, BREA II LLC and Logan, Peterson and Schwarzman have shared power to vote or to direct the vote and to dispose or to direct the disposition of the shares of common stock that may be deemed to be beneficially owned by BREA LLC, BREA II LLC and Logan and, accordingly, may be deemed to beneficially own 1,368,474 shares of common stock. The principal business address for each of the non-individual Blackstone Entities and Messrs. Peterson and Schwarzman is 345 Park Avenue, 31st
   Floor, New York, New York 10154. The principal business address for Mr. Schreiber is Schreiber Investments, 1115 East Illinois Road, Lake Forest, Illinois 60045. These shares of common stock are currently held by such affiliated partnerships, but it is expected that eventually they will be distributed by such affiliated partnerships to their partners.
(9) Represents shares of common stock of the Company that are held by Southeastern Asset Management, Inc. ("SAM"). SAM reported in a Schedule
    13G under the Exchange Act, filed with the Commission, sole dispositive power over 2,395,620 shares of Company common stock, shared dispositive power over 1,623,400 shares of Company common stock and 5,900 shares held with no dispositive power. Of these shares, SAM has reported sole voting power over 1,987,660 shares, shared voting power over 1,623,400 and no power to vote 413,860 shares. The principal business address of SAM is 6410 Poplar Avenue, Suite 900, Memphis, Tennessee 38119.

Compensation Of Directors

  Directors who are also officers of the Company will receive no additional compensation for their services as directors. Directors who are not officers of the Company and who are elected by the holders of Company common stock will receive an annual retainer fee of $15,000 and 2,000 shares of Company common stock, as well as an attendance fee of $1,250 for each stockholders' meeting, meeting of the Board of Directors and meeting of a committee of the Board of Directors, regardless of the number of meetings held on a given day. The chair of each committee of the Board of Directors will receive an additional annual retainer fee of $1,000. Any individual director receiving these fees may elect to defer payment of all such fees or any portion thereof pursuant to the Company's Executive Deferred Compensation Plan and/or the Company's Non-Employee Directors' Deferred Stock Compensation Plan. The Non-Employee Directors' Deferred Stock Compensation Plan provides for each non-employee director to elect to receive the annual director stock grant of 2,000 shares of Company common stock paid in lump sum immediately or in annual installments beginning at such time as such individual is no longer a member of the Board of Directors. This annual director stock grant of 2,000 will be effective following each annual meeting of stockholders commencing with the 1999 Annual Meeting. Additionally, under the Non-Employee Directors' Deferred Stock Compensation Plan, each director who was not an officer of the Company received a one-time immediately distributable grant of 2,500 shares of Company common stock effective as of January 21, 1999. Directors are also reimbursed for travel expenses and other out-of-pocket costs incurred while attending meetings or visiting the Company's hotel properties or senior living communities.

  The Company established the Non-Employee Directors' Deferred Stock Compensation Plan for purposes of attracting and retaining qualified non-employee directors. The Company has reserved 70,000 shares of Company common stock for issuance under the plan. Under the terms of the plan, as amended, a non-employee director may elect to defer payment of all or a portion of his or her other director's fees from the Company until such individual is no longer a member of the Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

  Federal securities laws require executive officers, directors, and owners of more than ten percent of Company common stock to file reports (Forms 3, 4, and 5) with the Commission and the New York Stock Exchange relating to the number of shares of Company common stock that they own, and any changes in their ownership. Based solely on our review of Forms 3 filed with the Commission and representations of the executive officers and directors, we believe all persons required to file such forms have done so during fiscal year 1998.

Executive Compensation

  On January 21, 1999, the Compensation Policy Committee approved the compensation for the Company's directors and executive officers. As a result of these actions, annual base salaries for certain executive officers are as follows: Mr. Wardinski - $530,000; Mr. Francis - $330,000; Mr. Fairbanks - $200,000; Mr. Stemerman - $200,000; Ms. Colden - $160,000; and Mr. Harvey -
$160,000. These executive officers are also eligible to receive bonuses under the Company's performance-based annual incentive bonus program of up to $556,500; $297,000; $150,000; $150,000; $96,000 and $96,000, respectively. Each of these executive officers received restricted stock awards that vest over a five-year period under the Company's 1998 Comprehensive Stock Incentive Plan of 120,000 shares; 60,000 shares; 30,000 shares; 30,000 shares; 25,000 shares and
25,000 shares, respectively. Each of these executive officers received stock option awards to purchase shares of Company common stock, that vest over three years and have an exercise price of $9.91 per share, in the amount of 500,000 shares; 250,000 shares; 125,000 shares; 125,000 shares; 75,000 shares and 75,000 shares, respectively. In addition, Messrs. Francis, Fairbanks and Stemerman, Ms. Colden and Mr. Harvey also received special awards, relating to their work in connection with the spin-off of and services to the Company, of stock options to purchase shares of Company common stock, that vest over three years and have an exercise price of $9.91 per share, in the amount of 22,736 shares; 1,570 shares; 21,684 shares; 2,137 shares; and 7,381 shares, respectively. In addition, Mr. Wardinski and Mr. Francis received stock options to purchase shares of Company common stock, that vest over three years and have an exercise price of $14.86 per share, in the amount of 250,000 shares and 125,000 shares, respectively.

Certain Relationships And Related Transactions

  Background. The Company was formed under the name CCC Merger Corporation, a Maryland corporation, in November 1998 as a wholly owned subsidiary of Host Marriott Corporation, then a Delaware corporation, in connection with Host Marriott's efforts to convert its business operations to qualify as a real estate investment trust or "REIT" for federal income tax purposes. CCC Merger Corporation was merged with Crestline Capital Corporation, formerly known as HMC Senior Communities, Inc., a Delaware corporation and wholly owned subsidiary of Host Marriott, pursuant to which CCC Merger Corporation, as the surviving corporation, changed its name to Crestline Capital Corporation. The Company became a publicly traded company on December 29, 1998 when Host Marriott completed its plan of reorganizing its business by spinning off the Company to the stockholders of Host Marriott (the "Distribution") as part of a series of transactions pursuant to which Host Marriott elected to be considered a REIT.

  The Company engages in the business of leasing and subleasing full-service and limited-service hotels, asset management of hotels and owning senior living communities. Our subsidiaries currently lease from subsidiaries of Host Marriott's successor by merger, a Maryland corporation now named Host Marriott Corporation, 120 full-service hotels, representing substantially all of the hotels owned by Host Marriott. In addition, our subsidiaries currently sublease from subsidiaries of Host Marriott 71 limited-service hotels. In connection with these leases and subleases, our subsidiaries have assumed the existing management agreements between subsidiaries of Host Marriott and Marriott International and other entities currently managing Host Marriott's hotels.

  Additionally, the Company through our subsidiaries owns 31 senior living communities located in 13 states, all of which are managed by Marriott International.

  Relationship with Host Marriott. As previously noted, various subsidiaries of the Company have entered into leases for 120 full-service hotels owned by Host Marriott subsidiaries and subleases for 71 limited-service hotels leased by Host Marriott subsidiaries.

  Each full-service hotel lease has a fixed term ranging generally from seven to ten years. The Company is required to pay the greater of (1) a minimum rent specified in each lease or (2) a percentage rent based upon a specified percentage of aggregate sales from the hotel, including room sales, food and beverage sales, and other sales, in excess of certain thresholds. Upon the commencement of the full-service hotel leases, the Company purchased the working capital of the hotels from Host Marriott for approximately $95 million with the purchase price evidenced by notes that bear interest at 5.12% with interest due simultaneously with rent payments and principal due upon termination of the hotel lease. Upon termination, the Company will sell Host Marriott the existing working capital at its then current value.

  The limited-service hotel subleases, and the underlying leases, have initial terms expiring through 2012 and are renewable at the option of Host Marriott. The Company pays rent equal to (1) a minimum rent specified in each lease plus
(2) an additional rent based upon a specified percentage of gross revenues to the extent they exceed gross revenues from a base year.

  In the event that changes in the federal income tax laws would allow Host Marriott or its subsidiaries to directly operate the hotels without jeopardizing its REIT status, Host Marriott may terminate all of the hotel leases and subleases upon payment of a termination fee.

  The Company and Host Marriott are parties to a noncompetition agreement pursuant to which they both have agreed not to engage in certain businesses. The Company is generally precluded from owning or acquiring any full-service hotels not leased from Host Marriott until the earlier of December 31, 2008 or the date when the Company no longer leases at least 25% of the original hotels leased from Host Marriott at the time of the Distribution. The Company is also subject to certain restrictions relating to leasing, operating and managing full-service hotels under this agreement.

  In addition to entering into the hotel leases and subleases and the noncompetition agreement, for purposes of governing certain ongoing relationships between the Company and Host Marriott after the Distribution and to provide for an orderly transition, the Company and Host Marriott have entered into: (1) a distribution agreement, providing for, among other things, the Distribution, the division between the Company and Host Marriott of certain assets and liabilities and certain other agreements governing the relationship between the Company and Host Marriott following the Distribution; (2) a tax sharing agreement, pursuant to which the Company and Host Marriott have agreed to allocate tax liabilities related to periods prior to the date of the Distribution; (3) an employee benefits and other employment matters allocation agreement, providing for certain compensation, benefit and labor matters; (4) asset management agreements, pursuant to which the Company provides to Host Marriott and a non-controlled subsidiary of Host Marriott asset management services related to their rights and responsibilities as owner of the hotels pursuant to which the Company will be paid an aggregate annual fee of $4.5 million per year; (5) guaranty agreements, pursuant to which the Company has guaranteed certain obligations of subsidiaries of the Company under the leases that it leases from Host Marriott; (6) pooling agreements, pursuant to which all leased full service hotels are separated into four identified "pools" of hotels for purposes of calculating the amount of each of the guaranties; and
(7) a corporate transitional services agreement, pursuant to which the Company and Host Marriott provide certain limited administrative services to each other for a fee. The terms of the foregoing agreements were negotiated by the Company with Host Marriott, but because the Company was a wholly owned subsidiary of Host Marriott at such time, such negotiation may not necessarily have been on an arms-length basis and, accordingly, may not necessarily reflect fair market terms.

  Mr. Christopher J. Nassetta, a director of the Company, is also an Executive Vice President and the Chief Operating Officer of Host Marriott.

  Relationship with Marriott International. Under long-term management agreements, Marriott International or its subsidiaries currently serve as the manager for 98 of the 120 full-service hotels and all of the limited-service hotels currently leased and subleased by subsidiaries of the Company. For the hotels where it is the manager, Marriott International has a noneconomic membership interest with certain limited voting rights in the Company's subsidiaries that are leased under the hotel leases. In addition, Marriott International is the manager for all 31 of the senior living communities owned by the Company.

  As part of the foregoing relationships between the Company and Marriott International, the Company and its subsidiaries are either parties to or, in some instances, have been assigned and have assumed obligations under, many different agreements with Marriott International and its subsidiaries, including: (1) hotel management agreements and senior living community management agreements, providing for hotels leased, subleased or owned by subsidiaries of the Company to be managed by subsidiaries of Marriott International; (2) franchise agreements with subsidiaries of Marriott International, which allow the Company or managers of certain hotels leased by the Company which are not managed by Marriott International to use the "Marriott" brand name, associated trademarks, reservation systems and other related items in connection with the operation of the hotels; (3) an indemnity agreement, providing generally for the Company and Host Marriott to indemnify Marriott International and Marriott International to indemnify the Company and Host Marriott against certain liabilities relating to the Company's senior living communities including environmental liabilities; (4) a tax matters agreement, concerning certain tax matters relating to the

Company's senior living communities business, pursuant to which the Company and Host Marriott will indemnify Marriott International and Marriott International will indemnify the Company and Host Marriott from and against tax liabilities relating to the business of the senior living communities; (5) a noncompetition agreement, pursuant to which the Company and Host Marriott agree, with certain limited exceptions, not to enter into or acquire any business that competes with the hotel management business (i.e., managing, operating or franchising full-service and limited-service hotels) of Marriott International; and (6) a noncompetition agreement, pursuant to which the Company and Host Marriott agree not to compete with Marriott International in the business of managing or franchising senior living communities in the continental United States by (a) financing or engaging in the business of operating, managing or franchising senior living communities or (b) providing operational or managerial services with respect thereto. The terms of the noncompetition agreement listed in item
(5) above were negotiated between Host Marriott and Marriott International when they were affiliates, such negotiations may not necessarily have been on an arms-length basis and, accordingly, may not necessarily reflect fair market terms.

  Mr. John W. Marriott III, a director of the Company, is also a Senior Vice President of Marriott International's Mid-Atlantic Region. Mr. J.W. Marriott, Jr., who is deemed to beneficially own more than 5% of the outstanding Company common stock, is Chairman of the Board and Chief Executive Officer of Marriott International.

  Other Transactions and Relationships. Louise M. Cromwell, who is a director of the Company, is Senior Counsel in the Real Estate Practice Group of the law firm of Shaw, Pittman, Potts & Trowbridge in Washington, D.C. Shaw, Pittman provides certain real estate-related and employee benefit-related legal services to the Company.

  Michael A. Wildish, who is a director of the Company, is a Managing Director in the investment firm of Donaldson, Lufkin & Jenrette ("DLJ"). DLJ provides certain investment banking services to the Company.

                                   PROPOSAL 2

                      APPROVAL OF THE AMENDED AND RESTATED
                    1998 COMPREHENSIVE STOCK INCENTIVE PLAN

What is the Amended and Restated 1998 Comprehensive Stock Incentive Plan?

  The Company's 1998 Comprehensive Stock Incentive Plan (the "Plan") was approved on December 28, 1998 by the Board of Directors and by Host Marriott, which was then the sole stockholder of the Company. Section 162(m) of the Internal Revenue Code (the "Code") limits a corporation's tax deduction for compensation paid to executive officers unless the compensation qualifies as "performance-based compensation." The Plan, as approved in 1998 by the Company's sole stockholder, complies with Section 162(m). However, continued qualification of future grants of stock options and payments of other awards which are intended to qualify as performance-based compensation after the Company's next annual meeting of stockholders in year 2000 depends upon obtaining approval of the Plan by the Company's public stockholders. The Board of Directors determined that it was in the best interests of the Company to seek stockholder approval at the current annual meeting in order to ensure that future awards which are intended to qualify as performance-based will continue to so qualify after the next annual meeting of stockholders. The Board of Directors also made certain amendments to the plan, including a change to the number of employees eligible under the Plan from certain full-time employees to all employees of the Company. The amendments, which are described below, do not increase the number of shares available for awards under the Plan and, with the sole exception of the amendment changing which employees are eligible under the Plan, do not require approval of stockholders to be operative.

  We are asking you to approve the Plan, as amended and as described below. The purpose of the Plan is to promote and enhance the long-term growth, development and financial success of the Company by aligning the personal interests of key management employees to those of the Company's stockholders and allowing such employees to participate in the growth, development and financial success of the Company. The closing price of Company common stock on the New York Stock Exchange as of March 23, 1999 was $13.50.

  Set forth below is a summary of some of the material terms of the Plan. For a more complete description of such terms, however, you should read a copy of the Plan, as amended, which is attached as Exhibit A to this proxy statement.

Who administers the Plan?

  The Compensation Policy Committee is responsible for administering the Plan and taking all action authorized by the Plan or reasonably necessary to carry out its purposes. The Compensation Policy Committee has sole authority to select employees to whom awards are granted, to determine the size and type of award and to determine the terms and conditions of such awards in a manner consistent with the Plan. However, certain stock bonus awards to employees who are not executive officers are granted and administered by the Company's Chief Executive Officer. The Compensation Policy Committee is also authorized to interpret the Plan and its decisions, determinations and interpretations are final and binding.

Who is eligible to receive an award under the Plan?

  Under the Plan as amended, all employees of the Company are eligible to receive awards under the Plan. Prior to the amendment of the Plan, only full time, non-union employees were eligible. In the event that the Plan as amended is not approved by the Company's stockholders, the amendment changing the class of eligible employees will not be effective. Directors of the Company who are not also employees are not eligible to receive awards under the Plan. As of March 23, 1999, the Compensation Policy Committee and the Chief Executive Officer, in the case of certain stock bonus awards, have made awards under the Plan to approximately 30 of the Company's employees.

How many shares of common stock are available under the Plan?

  The Plan permits the issuance of up to 4,000,000 shares of common stock. No employee may receive an award of more than 1,000,000 shares in any one fiscal year, and no more than 20% of all shares may be granted under awards other than stock options. Awards which were granted under the Plan to convert awards which existed under Host Marriott's plans prior to the spin-off of the Company are not counted against the fiscal year limit. The number of shares available and the fiscal year limit under the Plan are subject to adjustment in the event of a change in corporate capitalization, such as a stock dividend, stock split or merger.

What type of awards can be made under the Plan?

  The Plan allows awards to eligible employees of (i) options to purchase common stock, (ii) deferred common stock, (iii) restricted common stock, (iv) stock appreciation rights ("SARs"), (v) special recognition awards or (vi) other equity-based awards, including, but not limited to, phantom common stock, performance-based common stock, bonus common stock or similar securities or rights. All grants under the Plan will be for common stock and will be made by the Compensation Policy Committee (except for stock bonus awards to employees who are not executive officers, which must be granted by the Company's Chief Executive Officer).

What are the terms of the awards under the Plan?

  The terms and conditions of each award, including the number of shares, options, SARs or other common stock-based awards to be granted and the exercise price, are established at the time of an award. The material terms of the various types of awards are described below.

  Stock Options. The options that may be granted under the Plan may either be "incentive stock options" intended to qualify under Section 422 of the Code or non-qualified stock options. Options granted under the Plan will have an exercise price of not less than the fair market value on the date of grant. The Compensation Policy Committee may not cancel an outstanding option with an option price above the then fair market value of shares covered by the option and issue replacement options. Non-qualified stock options will expire no later than 15 years after the date of grant and incentive stock options will expire no later than 10 years after the date of grant.

  Options vest as determined by the Compensation Policy Committee. If an optionee ceases to be an employee, other than by reason of death, while holding an exercisable option, the option will generally terminate if not exercised within the following 90 days. The Plan as amended permits the Compensation Policy Committee to provide for alternative option exercise periods in an employee's option agreement. Non-qualified options granted to optionees who subsequently become "approved retirees" (qualifying with 20 years of service or age 55 and 10 years service) and comply with the noncompetition agreements required by the Compensation Policy Committee, will continue to vest and will not expire until the earlier of (i) the expiration of the option in accordance with its original term, or (ii) one year from the date on which the option granted latest in time to the optionee has fully vested. If an optionee dies while an employee of the Company or an approved retiree dies, all the optionee's options will generally become fully vested and may be exercised until the earlier of the expiration date for such options or one year after the optionee's death. If an optionee who is not an approved retiree dies after termination of employment, the options may be exercised to the same extent and during the same period that the optionee could have exercised the options if the optionee had not died.

  Full payment for shares purchased upon exercise of any option, along with payment of any required tax withholding, must be made at the time of such exercise. Payment may be made in cash or, if permitted by the Compensation Policy Committee, in shares of Company common stock having a fair market value equal to the exercise price, or pursuant to a "cashless" exercise procedure using funds advanced by a broker-dealer. If permitted by the Compensation Policy Committee, a participant may satisfy his or her tax withholding obligations by having the Company withhold shares of common stock otherwise deliverable under the Plan.

  Restricted Stock Awards. Each award of restricted stock will provide that delivery of shares will be conditioned upon requirements such as continued employment and achievement of specific performance objectives (of the Company and/or the individual). In order to comply with the requirements for exclusion from the limit on tax deductions for executive compensation under Section 162(m) of the Code, the Compensation Policy Committee may condition the distribution of stock under a restricted stock award on the attainment of performance objectives. The performance objectives may be measured by any of the following or a combination of the following: (i) Company consolidated cash flows, (ii) Company consolidated financial reported earnings, (iii) Company consolidated economic earnings, (iv) earnings per share of Company common stock, (v) earnings as a percentage of average capital, (vi) earnings as a multiple of interest expense, (vii) financial reported earnings of a business unit of the Company, (viii) economic earnings of a business unit of the Company, (ix) cash flows of a business unit of the Company, (x) appreciation in the price of the Company's common stock, considered alone or as measured against the performance of a group of companies approved by the Compensation Policy Committee, and (xi) total capital invested in assets.

  Stock Bonus Awards and Deferred Stock Agreements. The Company's purpose in granting stock bonus awards of and deferred stock agreements for Company common stock is to attract, retain and reward key employees by allowing them to participate in the future success of the Company through the grant of such stock. Awards of Company common stock may represent a part of the annual performance bonus awards to employees. Award recipients will be able to elect either a current award or a deferred award, unless the recipient is classified by the Company as below a specified salary grade, in which case only a current award will be available.

  A current award will be distributed in 10 annual installments commencing one year after the award is granted. If an employee dies before distribution of all shares to which the employee is entitled, the remaining shares will be distributed in one distribution to the employee's designated beneficiaries or, in the absence of such beneficiaries, to the employee's estate. Except as provided otherwise at the time of the grant, any undistributed shares subject to a current award will be forfeited and the award terminated if the employee's employment with the Company is terminated for any reason other than (i) termination of employment at or beyond age 55 with 10 years of service, (ii) termination after 20 years of service with retirement approval from the Compensation Policy Committee, (iii) permanent disability or (iv) death. Prior to the current amendment of the Plan, the Compensation Policy Committee or Chief Executive Officer, as applicable, did not have the authority to provide for alternative vesting rules. Any undistributed shares not subject to forfeiture shall continue to be paid to the employee under the distribution schedule that would have applied to those shares if the employee had not terminated employment, or over such shorter period as the Compensation Policy Committee may determine.

  A deferred award will, unless the Compensation Policy Committee or Chief Executive Officer, as applicable, determines otherwise, be distributed to the recipient, as elected by such recipient, in 2 to 10 annual installments beginning the January following termination of employment. Deferred award shares will, unless the Compensation Policy Committee determines otherwise, contingently vest pro rata in annual installments commencing one year after the award is granted to the employee, and continuing on each January 2 thereafter until the expiration of a 10-year period from the commencement date. Prior to the current amendment of the Plan, the Compensation Policy Committee or Chief Executive Officer, as applicable, did not have the authority to provide for alternative vesting rules. All shares subject to the deferred award will vest upon (i) termination of employment after reaching age 55 with 10 years of service, (ii) termination of employment after 20 years of service with retirement approval from the Compensation Policy Committee, (iii) permanent disability or (iv) death. Vesting will stop when employment terminates for any other reason.

  Deferred shares of Company common stock may be granted to participants annually as deferred stock agreements. Deferred shares awarded pursuant to a deferred stock agreement will be distributed in 10 consecutive annual installments commencing the January following the date the employee retires or becomes permanently disabled or attains at least age 65 and is not an employee of the Company. Shares will contingently vest over a specified term or as otherwise determined by the Compensation Policy Committee, including achievement of the performance objectives described above with respect to "Restricted Stock Awards." Prior to the current amendment, the Compensation Policy Committee did not have the authority to provide for vesting other than over a specified term. If employment is terminated for any reason, including death, permanent disability, or retirement prior to age 65, all unvested shares will be forfeited.

  Stock Appreciation Rights. A "stock appreciation right" is an award in the form of a right to receive, upon surrender of the right, but without other payment, an amount based on appreciation in the value of shares of Company common stock over a base price established in the award, which is payable in cash, shares or other forms of payouts as are approved by the Compensation Policy Committee. The minimum base price of a stock appreciation right granted under the Plan will be not less than the lowest of the fair market value of the underlying shares on the date the stock appreciation right is granted or, in the case of a stock appreciation right related to a stock option, the exercise price of the related stock option.

  Other Stock-Based Awards. Other stock-based incentive awards might include phantom stock or units, performance stock or units, bonus stock or units, dividend equivalent units, similar securities or rights and other awards payable in Company common stock or with a value derived from or a price related to the fair market value of Company common stock, all on such terms as the Compensation Policy Committee may approve. Such awards may be granted, become vested or be payable based upon the continued employment of a participant, or upon the attainment of specified corporate or individual performance goals (as in the case of performance stock or units), including achievement of the performance objectives described above with respect to "Restricted Stock Awards."

  Special Recognition Awards. The Plan includes an award designed to provide recognition of employee performance for special efforts on behalf of the Company. The award may be in the form of unrestricted shares of Company common stock or options to purchase Company common stock.

Have employees received awards under the Plan?

  The Compensation Policy Committee has made awards under the Plan to certain of our executive officers as follows: Bruce D. Wardinski, James L. Francis, Steven J. Fairbanks, Bruce F. Stemerman, Tracy M.J. Colden and Larry K. Harvey received restricted stock awards that vest over a five year period under the Plan of 120,000 shares; 60,000 shares; 30,000 shares; 30,000 shares; 25,000 shares; and 25,000 shares, respectively. Each of these executive officers also received stock options to purchase shares of Company common stock, that vest over three years and have an exercise price of $9.91 per share, in the amount of 500,000 shares; 272,736 shares; 126,570 shares; 146,684 shares; 77,137 shares; and 82,381 shares, respectively. In addition, Mr. Wardinski and Mr. Francis received options to purchase shares of common stock, that vest over three years and have an exercise price of $14.86 per share, in the amount of 250,000 shares and 125,000 shares, respectively. In addition, under the Plan certain other employees of the Company have received restricted stock awards in the aggregate amount of 75,000 shares that vest over a five-year period and stock options to purchase shares of Company common stock, in the aggregate amount of 145,139 shares that vest over a three-year period and have an exercise price of $9.91. Certain Company employees that were employed by Host Marriott immediately prior to the spin-off of the Company had their existing Host Marriott stock options and Host Marriott deferred bonus stock converted into stock options of the Company to purchase Company common stock and deferred bonus shares of Company common stock. The validity of these awards is not contingent upon approval of the Plan as amended. All future awards under the Plan will be discretionary and therefore are not determinable at this time.

Under what circumstances will the Plan terminate?

  The Compensation Policy Committee may terminate or suspend the Plan at any time and for any reason or for no reason, except that such termination may not impair any right of a holder of an outstanding award.

Who can amend the plan?

  The Compensation Policy Committee may amend or modify the Plan, provided, however, other than in certain limited circumstances, without the approval of the Company's stockholders, no such amendment or modification may (i) materially increase the total number of shares of Company common stock which may be issued under the Plan or the total number of shares for which options may be granted under the Plan, (ii) materially modify the requirements as to eligibility for participation in the Plan, (iii) extend the maximum period after the date of grant during which options may be exercised, or (iv) change the provisions of the Plan regarding option price or the exercise of options.

Are the rights awarded under the Plan transferable?

  Stock options or other rights granted under the Plan are generally not transferable, except by will or the laws of descent and distribution. However, the Compensation Policy Committee may authorize the assignment or transfer of stock options or other rights to one or more members of an employee's immediate family.

What are the Federal income tax consequences of the Plan?

  The tax consequences of awards under the Plan depend upon the type of award and, if the award is to an executive officer, whether the award qualifies as performance-based compensation under Section 162(m) of the Code.

  Non-Qualified Stock Options. The recipient of non-qualified stock options generally will not be taxed upon the grant of the option. Federal income taxes are generally due from a recipient of non-qualified stock options when the stock options are exercised. The difference between the exercise price of the option and the fair market value of the stock purchased on the exercise date is taxed as ordinary income. Thereafter, the tax basis for the acquired stock is equal to the amount paid for the stock plus the amount of income recognized by the recipient upon exercise. The Company will take a tax deduction equal to the amount of income realized by the option recipient on the exercise date.

  Incentive Stock Options. Federal regular income taxes are generally not imposed upon either the grant or the exercise of incentive stock options; taxes are imposed only when the shares of stock from exercised options are disposed of, by sale or otherwise. The amount by which the fair market value of the stock on the date of exercise exceeds the exercise price is, however, included in determining an optionee's liability for the alternative minimum tax. If the incentive stock option recipient does not sell or dispose of the stock until more than one year after the receipt of the stock and two years after the option was granted, then, upon sale or disposition of the stock, the difference between the exercise price and the market value of the stock as of the date of exercise will be treated as a capital gain, and not ordinary income. If a recipient fails to hold the stock for the minimum required time, at the time of the sale or disposition of the stock, taxes will be assessed on the gain as ordinary income. The Company will not receive a tax deduction for incentive stock options which are taxed to a recipient as capital gains; however, the Company will receive a tax deduction if the sale of the stock does not qualify for capital gains tax treatment.

  Other Awards. The payment of other awards under the plan will normally be treated as ordinary compensation income at the time of payment or, in the case of restricted stock, at the time of the release of restrictions, equal to the then fair market value of the common stock received. Subject to the application of Section 162(m) of the Code, the Company will take a tax deduction for the amount of the compensation income.

  Section 162(m). Section 162(m) of the Code would render non-deductible to the Company certain compensation in excess of $1,000,000 in any year to certain executive officers of the Company unless such excess compensation is "performance-based" (as defined in the Code) or is otherwise exempt from
Section 162(m) of the Code. Options and stock appreciation rights granted under the plan are designed to qualify as performance-based compensation. As described above with respect to restricted stock and other awards, the Compensation Policy Committee granting other awards under the plan may condition such awards on attainment of one or more performance goals that are intended to qualify such awards as performance-based compensation. The Compensation Policy Committee intends to so qualify awards when doing so is consistent with the Compensation Policy Committee's compensation objectives.

What vote is required to approve the amended and restated Plan?

  To approve the amended and restated Plan, a majority of the shares present and voting must vote FOR the adoption of the Plan.

  In the event that the Plan as amended is not approved by the Company's stockholders, then the amendment changing the class of eligible employees under the Plan will not be effective, and only full-time, non-union employees will be eligible under the Plan. Otherwise, the Plan will continue in effect as described above. The validity of awards previously made under the Plan is not contingent upon stockholder approval of the Plan as amended. Furthermore, in the event that the Plan as amended is not approved, future grants of stock options and payments of other awards under the Plan made by the Compensation Policy Committee after the Company's next annual meeting of stockholders in the year 2000 may not qualify as performance-based compensation under Section 162(m) of the Code.

THE COMPENSATION POLICY COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND THAT YOU
     VOTE FOR APPROVAL OF THE AMENDED AND RESTATED 1998 COMPREHENSIVE STOCK
                                INCENTIVE PLAN.

                                   PROPOSAL 3

                            RATIFICATION OF AUDITORS

  The Board of Directors, upon recommendation of the Audit Committee, has appointed the accounting firm of Arthur Andersen LLP to serve as the independent auditors of the Company for the 1999 fiscal year, subject to ratification by the Company's stockholders. Arthur Andersen LLP is considered by the Company's management to be well qualified.

  Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

  The favorable vote of at least a majority of the shares of Company common stock present in person or by proxy and voting at a meeting at which a quorum is present is required for ratification of the appointment of independent auditors.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF
                  ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS.

                                 OTHER MATTERS

  We do not know of any other matters to be presented at the Annual Meeting other than those discussed in this proxy statement. If, however, other matters are properly brought before the Annual Meeting, your proxies will be able to vote those matters at their discretion.

                               OTHER INFORMATION

Stockholder Proposals For 2000 Annual Meeting

  Stockholder proposals for inclusion in the proxy statement for the 2000 Annual Meeting must be received by us no later than December 3, 1999. To be considered for inclusion in the Company's proxy statement for that meeting, stockholder proposals must be in compliance with Rule 14a-8 under the Exchange Act and the Company's bylaws and must be submitted in writing. Prior to May 31, 1999, any such stockholder proposals must be mailed to Crestline Capital Corporation, Attention: Corporate Secretary, 10400 Fernwood Road, Bethesda, Maryland 20817. On and after May 31, 1999, any proposals must be mailed to Crestline Capital Corporation, Attention: Corporate Secretary, 6600 Rockledge Drive, 6th Floor, Bethesda, Maryland 20817.

  In addition, the Company's bylaws require that, in order for recommendations for director nominees or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof to the Company's Corporate Secretary. Stockholders wishing to submit recommendations for director nominees to be considered by the Nominating and Corporate Governance Committee for election at the 2000 Annual Meeting must submit such recommendations in writing by mail to Crestline Capital Corporation, Attention: Corporate Secretary, 6600 Rockledge Drive, 6th Floor, Bethesda, Maryland 20817. To be timely, notice of other business to be brought before the 2000 Annual Meeting or recommendations for director nominees for the 2000 Annual Meeting must be received no earlier than January 4, 2000 and no later than February 3, 2000. This notice requirement is a separate requirement from the requirement above relating to inclusion of stockholder proposals in a proxy statement.

Annual Report

  A copy of the Company's 1998 Annual Report and Form 10-K for the 1998 fiscal year are being mailed to stockholders together with this proxy statement. Any stockholder who desires additional copies may obtain one (excluding exhibits), without charge, by addressing a request to the Corporate Secretary at the above address. A charge equal to the reproduction cost will be made if the exhibits are requested.

                                     BY ORDER OF THE BOARD OF DIRECTORS



                                     /s/ Tracy M.J. Colden
                                     Tracy M.J. Colden
                                     Corporate Secretary

                                                                       Exhibit A



                         CRESTLINE CAPITAL CORPORATION

                    1998 COMPREHENSIVE STOCK INCENTIVE PLAN

                         (As amended on March 18, 1999)

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Article I Establishment, Purpose and Duration.............................    1
  1.1  Establishment of the Plan..........................................    1
  1.2  Purpose of the Plan................................................    1
  1.3  Duration of the Plan...............................................    1
Article II Definitions and Construction...................................    1
  2.1  Definitions........................................................    1
    Allocation Agreement..................................................    1
    Approved Retiree......................................................    1
    Award.................................................................    1
    Beneficial Owner......................................................    2
    Board.................................................................    2
    Stock Bonus Award.....................................................    2
    Chief Executive Officer...............................................    2
    Code..................................................................    2
    Committee.............................................................    2
    Company...............................................................    2
    Compete...............................................................    2
    Conversion Award......................................................    2
    Covered Employee......................................................    2
    Current Award.........................................................    2
    Deferred Award........................................................    2
    Deferred Stock........................................................    2
    Deferred Stock Agreement..............................................    2
    Director..............................................................    2
    Disability............................................................    2
    Distribution..........................................................    2
    Distribution Date.....................................................    3
    Distribution Record Date..............................................    3
    Effective Date........................................................    3
    Employee..............................................................    3
    Exchange Act..........................................................    3
    Fair Market Value.....................................................    3
    Host Marriott Corporation.............................................    3
    Incentive Stock Option or ISO.........................................    3
    Nonqualified Stock Option or NQSO.....................................    3
    Officer...............................................................    3
    Option................................................................    3
    Option Agreement......................................................    3
    Option Price..........................................................    3
    Participant...........................................................    3
    Performance-Based Award...............................................    3
    Performance Goal......................................................    3
    Period of Restriction.................................................    4
    Person................................................................    4
    Plan..................................................................    4

                                                                            Page
                                                                            ----
    Predecessor Plan......................................................    4
    Restricted Stock......................................................    4
    Restricted Stock Agreement............................................    4
    Retirement............................................................    4
    Rule 16b-3............................................................    4
    SEC...................................................................    4
    Shares................................................................    4
    Special Recognition Award.............................................    4
    Stock Appreciation Right..............................................    4
    Subsidiary............................................................    4
  2.2  Gender and Number..................................................    4
  2.3  Severability.......................................................    4
Article III Administration................................................    4
  3.1  The Committee......................................................    4
  3.2  Authority of the Committee.........................................    5
  3.3  Decisions Binding..................................................    5
  3.4  Unanimous Consent in Lieu of Meeting...............................    5
  3.5  Delegation and Reliance............................................    5
Article IV Shares Subject to the Plan and Maximum Awards..................    6
  4.1  Number of Shares...................................................    6
  4.2  Lapsed Awards......................................................    6
  4.3  Adjustments in Authorized Shares...................................    6
Article V Eligibility and Participation...................................    6
  5.1  Eligibility........................................................    6
  5.2  Actual Participation...............................................    6
  5.3  Employment.........................................................    7
Article VI Stock Options..................................................    7
  6.1  Award of Options...................................................    7
  6.2  Terms of Options...................................................    7
  6.3  Incentive Stock Options............................................   10
  6.4  Performance-Based Awards...........................................   12
  6.5  No Replacement of Out-of-the-Money Options.........................   12
Article VII Restricted Stock..............................................   12
  7.1  Award of Restricted Stock..........................................   12
  7.2  Restricted Stock Agreement.........................................   12
  7.3  Nature of Restrictions.............................................   12
  7.4  Nontransferability of Restricted Stock.............................   13
  7.5  Removal of Restrictions............................................   14
  7.6  Voting Rights......................................................   14
  7.7  Dividends and Other Distributions..................................   14
  7.8  Termination of Employment..........................................   14
Article VIII Stock Bonus Awards and Deferred Stock Agreements.............   15
  8.1  Awards of Stock Bonus Awards and Deferred Stock Agreements.........   15
  8.2  Standard Stock Bonus Awards........................................   15
  8.3  Deferred Stock Agreements..........................................   16
  8.4  Assignment.........................................................   17

                                                                           Page
                                                                           ----
  8.5  Lump Sum Payments..................................................  17
Article IX Other Awards...................................................  18
  9.1  Stock Appreciation Rights..........................................  18
  9.2  Other Stock-Based Awards...........................................  18
  9.3  Assignment.........................................................  18
Article X Performance-Based Compensation..................................  18
  10.1  Performance-Based Awards..........................................  18
  10.2  Eligible Class....................................................  19
  10.3  Performance Measures..............................................  19
  10.4  Committee Certification...........................................  20
  10.5  Terms and Conditions of Awards; Committee Discretion to Reduce
        Performance Awards................................................  20
  10.6  Adjustments for Material Changes..................................  20
  10.7  Interpretation....................................................  20
  10.8  Financial and Accounting Terms....................................  20
Article XISpecial Recognition Awards......................................  20
Article XIIAmendment, Modification and Termination........................  21
Article XIIITax Withholdings..............................................  21
Article XIVIndemnification................................................  22
Article XVSuccessors......................................................  22
Article XVIRequirements of Law............................................  22
  16.1  Requirements of Law...............................................  22
  16.2  Governing Law.....................................................  23
  16.3  Plan Construction.................................................  23

                                   ARTICLE I

                      Establishment, Purpose and Duration

1.1 Establishment of the Plan.

  Crestline Capital Corporation, a Maryland corporation (the "Company"), hereby establishes an incentive compensation plan to be known as the "Crestline Capital Corporation 1998 Comprehensive Stock Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Stock Bonus Awards, Deferred Stock Agreements, Stock Appreciation Rights, Special Recognition Awards and other stock-based Awards.

  Host Marriott Corporation, as sole shareholder of the Company, shall approve adoption of the Plan. The Plan shall become effective as of the date of such approval or such other dates, as determined by the Board of Directors, (the "Effective Date"), and shall remain in effect as provided in Section 1.3. The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Rule 16b-3(b) under the Exchange Act.

1.2 Purpose of the Plan.

  The purpose of the Plan is to promote and enhance the long-term growth, development and financial success of the Company by aligning the personal interests of key management employees to those of Company shareholders and allowing such employees to participate in the growth, development and financial success of the Company. Awards under the Plan may be, but need not be, Performance-Based Awards.

  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of key employees who have been or will be given management responsibilities.

1.3 Duration of the Plan.

  The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors of the Company to terminate the Plan at any time pursuant to Article XII hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions.

                                   ARTICLE II

                          Definitions and Construction

2.1 Definitions.

  Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

  Allocation Agreement means the Employee Benefits Allocation and Other Employment Matters Agreement between the Company and Host Marriott Corporation and Host Marriott, L.P.

  Approved Retiree has the meaning set forth in Section 6.2(g) hereof.

  Award means individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Stock Bonus Awards, Deferred Stock Agreements, Stock Appreciation Rights, Special Recognition Awards or other stock-based Awards.

  Beneficial Owner has the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934.

  Board means the Board of Directors of the Company.

  Stock Bonus Award means a grant of Shares pursuant to Article 8 hereof.

  Chief Executive Officer means the chief executive officer of the Company however such person may be titled.

  Code means the Internal Revenue Code of 1986, as amended from time to time.

  Committee has the meaning set forth in Section 3.1 hereof.

  Company has the meaning set forth in Section 1.1 hereof.

  Compete means to engage, individually or as an employee, consultant or owner (of more than 5%) of any entity, in any business engaged in significant competition with any business operated by the Company, as determined by the Board or the Committee.

  Conversion Award means an Award made pursuant to the Allocation Agreement to reflect the effect of the Distribution on outstanding shares made under the Predecessor Plans and held by the grantee immediately before the Distribution.

  Covered Employee means a Participant who, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Section 162(m) of the Code, or any successor statute.

  Current Award means a Stock Bonus Award granted under the terms and conditions described in Section 8.2(c) hereof.

  Deferred Award means a Stock Bonus Award granted under the terms and conditions described in Section 8.2(b) hereof.

  Deferred Stock means Shares subject to a Deferred Award or to a Deferred Stock Agreement.

  Deferred Stock Agreement means an Award of Deferred Stock granted under the terms and conditions described in Section 8.3 hereof.

  Director means any individual who is a member of the Board.

  Disability means a permanent and total disability, within the meaning of
Section 22(e)(3) of the Code, as determined by the Committee in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by or satisfactory to the Committee, who are qualified to give professional medical advice.

  Distribution means the distribution to the holders of outstanding shares of common stock of Host Marriott Corporation Company Shares and the related arrangements between the Company and Host Marriott Corporation, and the policies to be adopted by such companies, in connection therewith.

  Distribution Date means a date to be established by the Board of Directors of Host Marriott Corporation, upon which Host Marriott Corporation will deliver shares of the Crestline Capital Corporation Common Stock to a distribution agent, who will disburse stock certificates representing those shares in a manner consistent with the terms of the Distribution.

  Distribution Record Date means a date to be established by the Board of Directors of Host Marriott Corporation to determine those shareholders of Host Marriott Corporation who will participate in the Distribution and, as such, be entitled to receive shares of Crestline Capital Corporation Common Stock.

  Effective Date has the meaning set forth in Section 1.1 hereof.

  Employee means any employee of the Company.

  Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

  Fair Market Value means the average of the highest and lowest quoted selling prices for the Shares on the relevant date, or (if there were no sales on such date) the average so computed on the nearest day before and the nearest day after the relevant date, as reported in the Wall Street Journal or a similar publication selected by the Committee.

  Host Marriott Corporation means Host Marriott Corporation, a Delaware corporation, and its successors and assigns.

  Incentive Stock Option or ISO means an Award of an option to purchase Shares, granted under Article VI hereof, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

  Nonqualified Stock Option or NQSO means an Award of an option to purchase Shares, granted under Article VI hereof, which is not intended to be an Incentive Stock Option.

  Officer means an officer of the Company within the meaning of the term "officer" set forth in Rule 16a-1(f), as amended from time to time, under the Exchange Act.

  Option means an Award of an Incentive Stock Option or of a Nonqualified Stock Option.

  Option Agreement has the meaning set forth in Section 6.2 hereof.

  Option Price means the price at which a Share may be purchased by a Participant pursuant to an Option.

  Participant means an Employee or former Employee of the Company to whom an Award granted under the Plan is outstanding, or any other individual to whom a Conversion Award granted under the Plan is outstanding.

  Performance-Based Award has the meaning set forth in Section 10.1 hereof.

  Performance Goal means one or more performance targets that are measured, on an absolute or relative basis, by the performance measures described in Section
10.3 hereof and on which the grant, vesting, exercisability or payment of any Award (other than any Option or Stock Appreciation Right) depends on the degree of achievement of those performance targets.

  Period of Restriction means the period during which (i) the transfer of Shares of Restricted Stock pursuant to an Award is restricted and (ii) the Award of Restricted Stock is subject to a substantial risk of forfeiture, as provided in Article VII hereof.

  Person has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and shall include a "group," as defined in Section 13(d)(3) thereof.

  Plan has the meaning set forth in Section 1.1 hereof.

  Predecessor Plan means the Host Marriott Corporation 1997 Comprehensive Stock Incentive Plan (formerly called the Host Marriott Corporation 1993 Comprehensive Stock Incentive Plan).

  Restricted Stock means an Award granted to a Participant pursuant to Article VII hereof.

  Restricted Stock Agreement has the meaning set forth in Section 7.2 hereof.

  Retirement means termination of employment which is approved as a retirement by the Committee.

  Rule 16b-3 means Rule 16b-3 or any successor or amended rule promulgated by the SEC under the Exchange Act.

  SEC means the Securities and Exchange Commission.

  Shares means shares of common stock, par value $0.01, of the Company.

  Special Recognition Award means an award of Shares or of an option to purchase Shares pursuant to Article XI hereof.

  Stock Appreciation Right has the meaning set forth in Section 9.1 hereof.

  Subsidiary means any corporation more than fifty percent of the combined voting power of all classes of stock of which is beneficially owned by the Company, or by any of its Subsidiaries.

2.2 Gender and Number.

  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

2.3 Severability.

  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included, except that the Plan shall be construed to continue to comply with Section 162(m) of the Code and Rule 16b-3 under the Exchange Act and, in the case of Incentive Stock Options, Section 422 of the Code.

                                  ARTICLE III

                                 Administration

3.1 The Committee.

  The Plan shall be administered by a Committee (the "Committee") composed of two or more members of the Board who serve on the Board's Compensation Policy Committee, each of whom shall at all times while a Committee member be (i) a "Non-Employee Director" within the meaning of Rule 16b-3(b) under the Exchange Act and (ii) an "outside" director within the meaning of Section 162(m) of the Code and Treasury Regulation ((S)) 1.162-27(e)(3), or any successor provision(s) thereto. The members of the Committee shall be designated by the Board. A majority of the members of the Committee (but not fewer than two) shall constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of the Committee shall constitute action by the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

3.2 Authority of the Committee.

  Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions set forth herein, the Committee shall have sole power to select Employees who shall participate in the Plan, to determine the sizes and types of Awards and to determine the amounts, pricing, timing and other terms and conditions (e.g., vesting, term, manner of exercise, distribution, etc.) of such Awards in a manner consistent with the Plan, except that Stock Bonus Awards authorized by Article VIII hereof shall be granted and administered by the Chief Executive Officer in the case of any recipients who are not Officers or Covered Employees. The Committee shall have full power to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend or waive rules and regulations for the Plan's administration; and, subject to the provisions of Article XI herein, to amend the terms and conditions of any outstanding Award. Further, the Committee shall have the full power to make all other determinations which it deems necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the terms of any Award or in the terms of the Plan, in the manner and to the extent it shall deem expedient. The Committee shall be the sole and final judge of such expediency, and its determinations shall be conclusive.

3.3 Decisions Binding.

  All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all Persons, including the Company and its shareholders, Employees and Participants, and the estates, beneficiaries or other representatives of any of the foregoing Persons.

3.4 Unanimous Consent in Lieu of Meeting.

  A memorandum signed by all Committee members shall constitute the act of the Committee without the necessity, in such event, of holding a meeting.

3.5 Delegation and Reliance.

  The Committee may delegate to the officers or employees of the Company the authority to execute and deliver those instruments and documents, to do all acts and things, and to take all other steps deemed necessary, advisable or convenient for the effective administration of this Plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority to grant or amend an Award or with respect to substantive decisions or functions regarding this Plan or Awards as these relate to the material terms of Performance-Based Awards to Covered Employees or to the timing, eligibility, pricing, amount or other terms (including the terms of Performance-Based Awards) of Awards to insiders. In making any determination or in taking or not taking any action under this Plan, the Board and the Committee may obtain and may rely upon the advice of experts, including professional advisors to the Company. No director, officer, employee or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

                                   ARTICLE IV

                 Shares Subject to the Plan and Maximum Awards

4.1 Number of Shares.

  Subject to Sections 4.2 and 4.3 herein, (a) in the aggregate, no more than four million (4,000,000) shares of Common Stock of the Company may be issued pursuant to Awards granted under the Plan, and (b) the maximum aggregate number of Shares that may be subject to any Awards (other than Conversion Awards) granted in any one fiscal year to any single Employee shall be one million (1,000,000). No more than 20% of the Shares available for Awards will be issued with respect to Awards other than Options.

4.2 Lapsed Awards.

  If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason, any Shares subject to such Award shall again be available for the grant of an Award under the Plan.

4.3 Adjustments in Authorized Shares.

  In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, (a) such adjustment shall be made in the number and class of Shares which may be delivered under Section 4.1 and the Award limits set forth in Section 4.1 as may be determined to be appropriated and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and (b) the Committee or the Board of Directors or similar body of any other legal entity assuming the obligations of the Company hereunder, shall either (i) make appropriate provision for the protection of outstanding Awards by the substitution on an equitable basis of appropriate equity interest or awards similar to the Awards, provided that the substitution neither enlarges nor diminishes the value and rights under the Awards; or (ii) upon written notice to the Participants, provide that Awards will be exercised, distributed, canceled or exchanged for value pursuant to such terms and conditions (including the waiver of any existing terms or conditions) as shall be specified in the notice. Any adjustments of an ISO under this paragraph shall be made in such a manner so as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code.

                                   ARTICLE V

                         Eligibility and Participation

5.1 Eligibility.

  Persons eligible to participate in this Plan include all Employees of the Company, including Employees who are members of the Board, but excluding Directors who are not Employees.

5.2 Actual Participation.

  Subject to the provisions of the Plan, and with the exception that Stock Bonus Awards (other than those to Officers and Covered Employees) shall be approved by the Chief Executive Officer, the

Committee in its sole and absolute discretion may, from time to time, select from all eligible Employees, those employees to whom Awards shall be granted and shall determine the nature and amount of each Award. No Employee who is eligible under Section 5.1 shall have any right to be granted an Award under this Plan.

5.3 Employment.

  Nothing in the Plan or in any Award, Option Agreement, Deferred Stock Agreement, Restricted Stock Agreement, Stock Appreciation Right or other Award shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time with or without cause, or to increase or decrease the Employee's compensation from the rate in existence at the time an Award is granted (subject to Section 10.6), and nothing in the Plan shall confer upon any Participant any right to continue in the employ of the Company.

                                   ARTICLE VI

                                 Stock Options

6.1 Award of Options.

  Subject to the terms and provisions of the Plan, Options may be awarded to Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options awarded to each Participant. The Committee may award Incentive Stock Options, Nonqualified Stock Options or a combination thereof. No person shall be eligible to receive Incentive Stock Options who owns, directly or indirectly (as ownership is defined in Section 424(d) of the Code), more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of any of its Subsidiaries. Nothing in this Article VI shall be deemed to prevent the grant of Nonqualified Stock Options in excess of the maximum established by Section 422 of the Code.

6.2 Terms of Options.

  A grant of an Option shall be evidenced by an Option Agreement in form consistent with the Plan as the Committee shall approve from time to time (an "Option Agreement"). Such Option Agreements need not be identical, but shall incorporate in substance the following terms and conditions and, if providing for the grant of an Incentive Stock Option, shall also contain the provisions set forth in Section 6.3 of the Plan. In the case of a conflict, the terms of the Plan shall control.

  (a) Price. The Option Price for each Share deliverable upon the exercise of an Option shall be not less than its Fair Market Value of the stock as determined by the Committee on the day the award of the Option is approved by the Committee, which shall be deemed to be the date the Option is awarded. In the case of Conversion Awards of Options, the purchase price for each Share deliverable upon the exercise of an Option shall be the amount determined in accordance with Section 2.5 of the Allocation Agreement.

  (b) Number of Shares. The Option Agreement shall specify the number of Shares to which it pertains. In the case of Conversion Awards, the number of Shares to which the Option pertains may be adjusted in accordance with Section 2.5 of the Allocation Agreement.

  (c) Waiting Period and Exercise Dates. Each Option shall be exercisable by the Optionee in accordance with the exercise provisions the Committee may include, in its sole discretion, in the

Option Agreement; provided, however, that no Nonqualified Stock Option shall be exercisable after the expiration of fifteen (15) years from the date such Nonqualified Stock Option is granted and no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date such Incentive Stock Option is granted (or such shorter period of time as determined by the Committee upon the award of such Nonqualified Stock Option or Incentive Stock Option). Partial exercise of an Option may be permitted.

  (d) Medium and Time of Payment. Shares purchased pursuant to an Option Agreement shall be paid for in full at the time of purchase, either upon a full or partial exercise of an Option subject to such Option Agreement. Such payment shall be made either in cash or its equivalent or, if requested by the Participant and approved by the Committee, by delivery of Shares having an aggregate Fair Market Value equal to the Option Price, including Shares received upon exercise of the Option. The Committee also may allow, if requested by the Participant and approved by the Committee, cashless exercise as permitted under the Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. Upon receipt of payment the Company shall, without transfer or issue tax to the Participant or other Person entitled to exercise the Option, deliver to the Participant or such other Person either a stock certificate or stock certificates for such Shares or confirmation from the transfer agent for the Shares that said transfer agent is holding Shares for the account of the Participant or such other Person in a certificateless account.

  (e) Rights as a Shareholder. The Participant shall have no rights as a shareholder with respect to any Shares covered by the Option until the date of issuance of a stock certificate or confirmation for such Shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of issuance.

  (f) Non-Assignability of Option Rights. No Option shall be assignable or transferable by the Participant except by will or by the laws of descent and distribution, and during the life of a Participant, the Option shall be exercisable only by the Participant; provided, however, that upon the Participant's request to the Committee and the Committee's subsequent approval, any Option that is not designated by the Committee as an Incentive Stock Option, may, to the extent permitted by the applicable Option Agreement, be assigned or transferred by the Participant to (and may be exercisable by or on behalf of) one or more members of the Participant's immediate family or one or more trusts established for the exclusive benefit of one or more members of the Participant's immediate family. For this purpose, the term "immediate family" means the Participant's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half-brothers and half-sisters), in-laws and persons so related by legal adoption. The transferee of any Option pursuant to this paragraph shall have the same rights and shall be subject to the same obligations with respect to the Option and the Shares subject to the Option as the Participant would have had or been but for the transfer, except that the transferee of any Option shall not assign or transfer that Option to anyone other than the Participant, except by will or by the laws of descent and distribution.

  (g) Effect of Leave of Absence, Termination of Employment or Death. In the event that a Participant during the Participant's lifetime goes on leave of absence for a period of greater than twelve (12) months, or ceases to be an Employee of the Company or of any Subsidiary for any reason, including Retirement (except a leave of absence approved by the Board or the Committee, as the case may be), except as otherwise provided in the Option Agreement, any Option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire unless exercised within a period of ninety (90) days (or, in the case of a Participant's Disability, within a period of one year) from the date on which the Participant ceased to be an Employee, or has been on leave for over twelve
(12) months, but in no event after the expiration of the term for which the Option was granted; provided, however, that in the case of a Participant of a Nonqualified Stock Option who is an Approved Retiree, said Participant may exercise such Option until the sooner to occur of (i) the expiration of such Option in accordance with its original term or (ii) one year from the date on which the Option latest in time awarded to the Participant under the Plan has become fully exercisable under Section 6.2(c) above. For purposes of the proviso to the preceding sentence.

    (1) An "Approved Retiree" is any Participant who (A) retires from employment with the Company with the specific approval of the Board on or after such date on which the Participant has completed 20 Years of Service or has attained age 55 and completed 10 Years of Service, and (B) has entered into and has not breached an agreement to refrain from Engaging in Competition in form and substance satisfactory to the Committee;

    (2) Any time period during which a Participant may continue to exercise an Option within clause (ii) of said proviso shall count in determining compliance with any schedule pursuant to Section 6.2(c) above; and

    (3) If an Approved Retiree is subsequently found by the Committee to have violated the provisions of the agreement to refrain from Engaging in Competition referred to in clause (1)(B) above, such Approved Retiree shall have ninety (90) days from the date of such finding within which to exercise any Options or portions thereof which are exercisable on such date, any Options or portions thereof which are not exercised within such ninety- (90-) day period shall expire and any Options or portion thereof which are not exercisable on such date shall be canceled on such date.

  In the event of the death of a Participant during either (i) the three (3) month period described above for the exercise of an Option by a terminated Participant or by a Participant on leave for over twelve (12) months, or (ii) any period during which an Approved Retiree may exercise an Option, then, in either of such cases, the Option shall be exercisable by the Participant's personal representatives, heirs or legatees to the same extent and during the same period that the Participant could have exercised the Option if the Participant had not died. In the event of the death of a Participant while an Employee or Approved Retiree of the Company or of any Subsidiary, the total Option granted to the deceased Participant (but, in the case of an Employee, only if the required holding or waiting period specified in the Option Agreement has elapsed) shall be fully vested upon death and shall be exercisable by the deceased Participant's personal representatives, heirs or legatees at any time prior to the expiration of one year from the date of the death of the Participant, but in no event after the expiration of the term for which the Option was granted.

  In the event that a Participant ceases to be an Employee of the Company or of any Subsidiary for any reason, including death or Retirement (except in the case of either (i) an extended leave of absence approved by the Committee pursuant to Section 6.2(h) below, or (ii) an Approved Retiree) prior to the lapse of the required holding or waiting period specified in the Option Agreement, unless provided otherwise in the Option Agreement, the Option shall terminate immediately and be void.

  (h) Extended Leave of Absence. In the case of an Employee who is on approved leave of absence in excess of twelve (12) months, the Committee may, as it deems equitable, make provision for the continuance of an Option during the period of the leave of absence, except that in no event shall an Option be exercised after the expiration of the term for which such Option was granted.

  (i) General Restriction. Each Option shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as, for example, a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

  (j) Designation of Option. Each Option issued under the Plan shall be clearly identified as an Incentive Stock Option or as a Nonqualified Stock Option.

  (k) Holding Period. Unless otherwise approved by the Committee in accordance with Rule 16b-3(d) under the Exchange Act in connection with or following the grant of an Option, a Participant who is subject to Section 16 of the Exchange Act may not dispose of any Shares acquired as a result of an exercise of an Option until six (6) months after the date of the grant of such Option.

  (l) Additional Terms. Each Option shall be subject to such additional terms and conditions and provisions as the Committee may deem advisable, in its sole discretion, which are not inconsistent with the Plan or Rule 16b-3 under the Exchange Act, including, without limitation, restrictions upon the transfer of the Shares received upon exercise of the Option.

6.3 Incentive Stock Options.

  The Committee may designate that any Options granted pursuant to the Plan shall be Incentive Stock Options, any such designation to be subject to the following additional terms and conditions:

    (a) Exercised Options. No Option which has been exercised may retroactively be designated as an Incentive Stock Option.

    (b) Limitation on Date of Grant. No Incentive Stock Option shall be granted later than ten years from the date this Plan is adopted or, if earlier, the date this Plan is approved by the shareholders pursuant to
  Section 1.1 hereof. However, if the Plan is amended and shareholder approval of such amendment is obtained, which approval complies with the requirements of Section 422 of the Code, no Incentive Stock Option shall be granted later than ten (10) years from the date the Plan is amended or, if earlier, the date such amendment is approved by the shareholders.

    (c) Limitation on Annual Exercise. In the case of all Incentive Stock Options granted hereunder, the aggregate Fair Market Value (determined at the time the Options are granted) of the Shares for which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under plans of the Company and any of its Subsidiaries) shall not exceed $100,000.

    (d) Duration of Incentive Stock Options. Subject to earlier termination as provided in Section 6.3(e) and (f) hereunder, each Incentive Stock Option shall expire on the date specified by the Committee, but not more than ten (10) years from the date of its grant.

    (e) Effect of Termination of Employment on Incentive Stock Options. All Incentive Stock Options shall terminate after the passage of ninety (90) days from the date of termination of a Participant's employment by the Company or any of its Subsidiaries but in no event later than on their specified expiration dates, except to the extent that such Incentive Stock Options (or unexercised installments thereof) have been converted into Nonqualified Stock Options (in which case the provisions of Section 6.3(i) hereof shall control). Leave of absence with the written approval of the Committee shall not be considered a termination of employment under the Plan, provided that such written approval contractually obligates the Company to continue the employment of the Employee after the approved period of absence. Employment shall also be considered as continuing uninterrupted during any other bona fide leave of absence (such as those attributable to illness, military obligations or governmental service), provided that the period of such leave does not exceed ninety (90) days or, if longer, any period during which such Participant's right to reemployment is guaranteed by statute or by contract.

    (f) Effect of Death or Disability on Incentive Stock Options. If a Participant ceases to be employed by the Company by reason of his death, any of such Participant's Incentive Stock Options may be exercised (to the extent of the number of Shares with respect to which such Participant could have exercised such Incentive Stock Options on the date of the Participant's death) by the Participant's estate, personal representative or beneficiary who has acquired the Incentive Stock Option by will or by the laws of descent and distribution, at any time prior to the earlier of
  (i) the date specified in the Incentive Stock Option Agreement, (ii) the Incentive Stock Option's specified expiration date or (iii) one year after the death of the Participant.

    If a Participant ceases to be employed by the Company by reason of the Participant's Disability, the Participant shall have the right to exercise any Incentive Stock Option held by such Participant on the date of termination of employment (to the extent of the number of Shares with respect to which the Participant could have exercised such Incentive Stock Option on that date), at any time prior to the earlier of (i) the date specified in the Incentive Stock Option Agreement, (ii) the Incentive Stock Option's specified expiration date or, (iii) one year from the date of termination of the Participant's employment.

    (g) Adjustments. Any adjustment made pursuant to Section 4.3 hereof with respect to the Incentive Stock Options shall be made only after the Committee, after consulting with the General Counsel of the Company, determines whether such adjustments would constitute a "modification" of such Incentive Stock Option (as such term is defined in Section 424(h)(3) of the Code) or would cause any adverse tax consequences for the holders of such Incentive Stock Options. If the Committee determines that such adjustments made with respect to Incentive Stock Options would constitute a "modification" of such Incentive Stock Options, the Committee may refrain from making such adjustments.

    (h) Notice to Company of Disqualifying Dispositions. Each Employee who receives an Incentive Stock Option agrees to notify the Company in writing immediately after the Employee makes a "disqualifying disposition" of any Shares acquired pursuant to the exercise of an Incentive Stock Option. A "disqualifying disposition" is any disposition (including any sale) of such Shares before the later of (i) two years after the date the Employee was granted the Incentive Stock Option, or (ii) one year after the date the Employee acquired such Shares by exercising the Incentive Stock Option. If the Employee has died before such Shares are sold, these holding period requirements do not apply.

    (i) Conversion of Incentive Stock Options into Nonqualified Stock Options; Termination of Incentive Stock Options. The Committee, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's Incentive Stock Options (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Nonqualified Stock Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the Participant is an Employee of the Company at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the Option Price of the appropriate installment of such Incentive Stock Options. At the time of such conversion, the Committee (with the consent of the Participant) may impose such conditions on the exercise of the resulting Nonqualified Stock Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with the provisions of Section
  6.2 hereof or any other applicable Section hereof. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's Incentive Stock Options converted into Nonqualified Stock Options, and no such conversion shall occur unless and until the Committee takes appropriate action. The Committee, with the consent of the Participant, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such termination. The above provisions notwithstanding, the Committee shall not have discretion to take any action with respect to Incentive Stock Options intended to be qualified performance-based compensation which is inconsistent with Section 162(m) of the Code.

    (j) Compliance with Code. Any designation of an Option as an Incentive Stock Option and any related Option Agreement shall be subject to and contain such further terms and conditions as shall be necessary to comply with all provisions of the Code (including any regulations thereunder or interpretations thereof) which apply to Incentive Stock Options (as defined in Section 422(b) of the Code). In addition, the Committee may, with respect to any Option (and any related Option Agreement) granted hereunder which is designated as an Incentive Stock Option, adopt any amendment thereto which it may deem necessary or advisable to comply with the provisions of Section 422 of the Code.

6.4 Performance-Based Awards.

  All Options granted under this Article VI to Officers or Covered Employees shall be treated as Performance-Based Awards subject to the applicable restrictions of Article X.

6.5 No Replacement of Out-of-the-Money Options.

  The Committee shall not have the authority to cancel outstanding Options with an Option Price above the Fair Market Value of the Shares covered by such Options and issue substitute Options in replacement thereof.

                                  ARTICLE VII

                                Restricted Stock

7.1 Award of Restricted Stock.

  Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may award Shares of Restricted Stock to Employees in such amounts, and bearing such restrictions, as the Committee shall determine.

7.2 Restricted Stock Agreement.

  Each Restricted Stock Award shall be evidenced by a Restricted Stock Agreement that shall specify the Period or Periods of Restriction, the number of Shares of Restricted Stock awarded, and such other provisions as the Committee shall determine (a "Restricted Stock Agreement").

7.3 Nature of Restrictions.

  The restrictions to be imposed on the Shares of Restricted Stock to be awarded shall be removed in phases over a period of years depending upon the fulfillment of conditions to be determined by the

Committee, including, but not limited to: (i) continued employment with the Company over a prescribed period of time, (ii) the Participant's refraining from Competing with the Company or otherwise engaging in activities which are inimical to the Company's best interests, (iii) Performance Goals consistent with Section 162(m) of the Code, (iv) a requirement that the Participant pay a stipulated purchase price for each Share of Restricted Stock, (v) time-based restrictions on vesting following the attainment of the Performance Goals, and/or (vi) restrictions under applicable Federal or state securities laws. The conditions set forth herein are illustrative and not exhaustive of the conditions the Committee may establish.

  It is intended that the restrictions imposed by the Committee will, until removed, constitute a "substantial risk of forfeiture" of the Shares of Restricted Stock within the meaning of Section 83(c)(1) of the Code and Section 1.83-3 of the Federal Income Tax Regulations and are to be construed accordingly. If the conditions are not met, then any Shares that otherwise would be freed from the restrictions will be returned to the Company for cancellation. Each Conversion Award of Restricted Stock denominated in Shares of the Company shall be released from restrictions at the same time and on the same schedule as the corresponding restricted shares of Host Marriott Corporation retained in connection with such Conversion Award as of the Distribution, under the terms of the restrictions to which the grantee's award under the Predecessor Plan or under an individual restricted stock contract with Host Marriott Corporation were subject except that: (a) release of such Shares of Restricted Stock shall be contingent upon a finding by the Chief Executive Officer (or other equivalent or higher officer) of Host Marriott Corporation that a grantee who is an employee of Host Marriott Corporation has satisfied conditions for such release; or (b) release of such Shares of Restricted Stock shall be contingent upon a finding by the Chief Executive Officer (or other equivalent or higher officer) of the Company that a grantee who is an Employee has satisfied conditions for such release.

7.4 Nontransferability of Restricted Stock.

  Except as otherwise provided in this Article VII, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. Except as otherwise provided in this Article VII, all rights with respect to the Shares of Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant; provided, however, that upon the Participant's request to the Committee and the Committee's subsequent approval, any Shares of Restricted Stock may, to the extent permitted by the applicable Restricted Stock Agreement, be assigned or transferred by the Participant to (and may be exercisable by or on behalf of) one or more members of the Participant's immediate family or one or more trusts established for the exclusive benefit of one or more members of the Participant's immediate family. For this purpose, the term "immediate family" means the Participant's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half-brothers and half-sisters), in-laws and persons so related by legal adoption. The transferee of any such Shares of Restricted Stock pursuant to this paragraph shall have the same rights and shall be subject to the same obligations with respect to the Shares of Restricted Stock as the Participant would have had or been but for the transfer, except that the transferee of any Shares of Restricted Stock shall not assign or transfer such Shares of Restricted Stock to anyone other than the Participant, except by will or by the laws of descent and distribution. The Shares of Restricted Stock granted hereunder shall bear a legend reflecting the non-transferability of such Shares for so long as such Shares remain non-transferable. Nothing in this Article precludes the Committee, in its sole discretion, from permitting a transfer prior to the end of the Period of Restriction so long as the waiver or modification of transferability is set forth in the Restricted Stock Agreement.

7.5 Removal of Restrictions.

  Except as otherwise provided in this Article VII, Shares of Restricted Stock granted under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction applicable to such Shares; provided, however, that in no event shall a Participant who is subject to
Section 16 of the Exchange Act dispose of any Shares of Restricted Stock until six (6) months after the date of the grant of such Restricted Stock as determined in accordance with Rule 16b-3 and only with the prior written approval of the General Counsel of the Company.

7.6 Voting Rights.

  During the Period of Restriction, Participants awarded Shares of Restricted Stock hereunder may exercise full voting rights with respect to those Shares.

7.7 Dividends and Other Distributions.

  During the Period of Restriction, Participants awarded Shares of Restricted Stock hereunder shall be entitled to receive all dividends and other distributions paid with respect to the underlying Shares. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

  The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of an Award granted to a Covered Employee is designed to comply with the requirements of a Performance-Based Award, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to Shares covered by such Award, such that the dividends and/or the Shares covered by such Award maintain eligibility as a Performance-Based Award.

  In the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares with respect to which the dividend is paid.

7.8 Termination of Employment.

  Except as determined otherwise by the Committee at the time of grant, in the event a Participant's employment with the Company (or Host Marriott Corporation, as applicable, with respect to Conversion Awards) is terminated because of (i) death, or (ii) Disability, the release of the Shares pursuant to this Article VII shall nevertheless continue in the same manner as though his or her active employment with the Company (or Host Marriott Corporation, as applicable, with respect to Conversion Awards) were continuing on a satisfactory performance basis; and the Participant's rights thereunder in case of death or mental incapacity shall inure to the benefit of his or her beneficiaries or, in the absence of such beneficiaries, to the Participant's estate. In the event that a Participant's employment with the Company (or Host Marriott Corporation, as applicable, with respect to Conversion Awards) is terminated for any reason other than death or Disability during the Period of Restriction, such Participant's outstanding Restricted Shares shall be forfeited to the Company without payment, unless the Committee, in its sole discretion, determines otherwise.

                                  ARTICLE VIII

                Stock Bonus Awards and Deferred Stock Agreements

8.1 Awards of Stock Bonus Awards and Deferred Stock Agreements.

  Subject to the terms and provisions of the Plan, the Chief Executive Officer may grant Stock Bonus Awards to Employees who are not Officers or Covered Employees, the Committee may grant Stock Bonus Awards to Officers or Covered Employees, and the Committee, in response to a recommendation from the Chief Executive Officer, may award a Deferred Stock Agreement.

8.2 Standard Stock Bonus Awards.

  Stock Bonus Awards may be used as a part of a management incentive program under which part of the annual performance bonus awarded to managers and other key employees is made in Shares. Shares covered by a Stock Bonus Award are reserved for the benefit of the Employee who may elect to take either a Current Award or a Deferred Award, unless the Employee is classified by the Company as below Salary Grade 56, in which case only a Current Award will be available. Stock Bonus Awards will be dated the second day of the January following the end of the fiscal year for which the Stock Bonus Award is granted, or if the Company's fiscal year ends on January 2 or a later date, Stock Bonus Awards for such fiscal year shall be dated the next day in January following the end of such fiscal year.

    (a) Method of Election. Each eligible Employee classified by the Company as Salary Grade 56 or above may elect, in writing, on a form to be furnished by the Company, to receive a Current Award or a Deferred Award. Each eligible Employee who does not elect to take a Deferred Award within the time designated by the Company will be granted a Current Award.

    (b) Deferred Award.

      (i) Vesting. Except as otherwise provided at the time of grant, the Shares granted in connection with a Deferred Award shall vest pro rata in annual installments commencing one year after the date of the Stock Bonus Award and continuing on each January 2 thereafter until the expiration of a ten (10) year period from the commencement date.

    All Shares subject to Award vest upon (A) termination of employment after reaching age fifty-five (55) with ten (10) years of Company service, (B) termination of employment after twenty (20) years of Company service with retirement approval from the Committee (or its designee, in the case of Employees who are not Officers), (C) Disability or (D) death. If employment terminates for any reason other than as set forth above, all unvested Shares are forfeited.

      (ii) Distribution of Shares. Vested Shares will be distributed to the Participant in two (2) to ten (10) consecutive, approximately equal, annual installments, or over such shorter period as the Committee (or its designee, in the case of Employees who are not Officers) may direct, commencing in the month of January coincident with or following the date the Participant terminates employment; provided, however, that to the extent permitted by Rule 16b-3 under the Exchange Act, the Participant may elect to receive his or her vested Shares in a single payment which shall take place in the month of January coincident with or following his or her termination. All elections made pursuant to this Section shall be made in writing at the time the Stock Bonus Award is granted. Upon the Participant's death, all undistributed vested Shares will be distributed in a single distribution to the Participant's designated beneficiaries or, in absence of such beneficiaries, to the Participant's estate, unless the Committee in its sole discretion determines otherwise.

    (c) Current Award.

      (i) Distribution of Shares. Shares subject to a Current Award will be distributed in ten (10) consecutive, approximately equal, annual installments commencing one year after the date of the Stock Bonus Award. If a Participant dies prior to distribution of all Shares in the Stock Bonus Award, the remaining shares will be distributed in a single distribution to the Participant's designated beneficiaries or, in absence of such beneficiaries, to the Participant's estate.

      (ii) Termination of Employment. Except as otherwise provided at the time of grant, any undistributed Shares subject to a Current Award will be forfeited and the Stock Bonus Award relating thereto terminated if a Participant's employment with the Company is terminated for any reason other than (A) termination of employment at or beyond age fifty-five
    (55) with ten (10) years of service, (B) termination of employment after 20 years of service with retirement approval from the Committee (or its designee, in the case of Employees who are not Officers), (C) Disability or (D) death. Any undistributed Shares not subject to forfeiture shall continue to be distributed to the Participant under the same distribution schedule which would have applied to those Shares if the Participant had not terminated employment, or over such shorter period as may be directed by the Committee (or its designee, in the case of Participants who are not Officers or Covered Employees).

      (iii) Cash Distribution in Lieu of Shares. Any Officer may request, with respect to any pending distribution of Shares under a Current Award, that in lieu of receiving Shares, a cash distribution be made in an amount equivalent to the Fair Market Value of such Shares on the date of such distribution. The Committee may grant or deny such request in its sole discretion.

    (d) Forfeiture. Shares not yet distributed under Current Awards and Deferred Awards will be forfeited in the event any of the following conditions occurs:

      (i) The Participant Competes with the Company, without obtaining the Company's written consent;

      (ii) The Participant commits any criminal offense or malicious tort relating to or against the Company; or

      (iii) The Participant fails to provide the Committee or its designee with a current address where the Stock Bonus Award may be distributed.

8.3 Deferred Stock Agreements.

  Upon approval by the Committee, the Company may enter into a Deferred Stock Agreement with a Participant, which Deferred Stock Agreement shall be subject to the following conditions and to such other conditions as the Committee may determine:

    (a) Vesting. Shares of Deferred Stock subject to a Deferred Stock Agreement shall contingently vest over a specified number of years, as determined by the Committee or as otherwise provided by the Committee. Notwithstanding the foregoing, all unvested Deferred Stock subject to a Deferred Stock Agreement shall immediately vest upon the Participant's: (1) termination of employment following attainment of age 55 with ten (10) Years of Service, (2) termination of employment with twenty (20) years of Service with retirement approval from the Committee, (3) termination of employment as a result of Disability, or (4) termination of employment as a result of death. Subject to Section 4.3 herein, unless otherwise provided in the Deferred Stock Agreement, if the Participant's employment with the Company is terminated for any other reason, all Deferred Stock which is not vested before such termination of employment shall be forfeited and the Deferred Stock Agreement terminated without payment.

    (b) Distribution of Shares. Vested Shares of Deferred Stock subject to a Deferred Stock Agreement will be distributed to the Participant in ten (10) consecutive, approximately equal, annual installments, or over such shorter period as the Committee may direct. Such distribution shall commence on January 2 coincident with or following the date (i) of the Retirement of the Participant, (ii) of the Disability of the Participant or (iii) on which the Participant attains age sixty-five (65) and is no longer employed by the Company. Upon the Participant's death, all undistributed vested Shares will be distributed in one distribution to the deceased Participant's designated beneficiaries or, in absence of such beneficiaries, to the Participant's estate, unless the Committee in its sole discretion determines otherwise.

    (c) Forfeiture. Shares not yet distributed under a Deferred Stock Agreement shall be forfeited, and the Deferred Stock Agreement terminated, in the event any of the following conditions occurs:

      (i) The Participant Competes with the Company, without obtaining the Company's written consent;

      (ii) The Participant commits any criminal offense or malicious tort relating to or against the Company; or

      (iii) The Participant fails to provide the Company with a current address where the Shares may be distributed.

8.4 Assignment.

  A Participant's rights under a Deferred Stock Agreement or Stock Bonus Award may not, without the Company's written consent, be assigned or otherwise transferred, nor shall they be subject to any right or claim of a Participant's creditors, provided that the Company may offset any amounts owing to or guaranteed by the Company, or owing to any credit union related to the Company, against the value of Shares to be distributed under Deferred Stock Agreements and Stock Bonus Awards.

8.5 Lump Sum Payments.

  Notwithstanding anything in the Plan to the contrary, any Participant entitled upon termination of employment to receive a distribution pursuant to this Article VIII, the amount of which distribution has a total Fair Market Value at the time of such termination of $3,000.00 or less, shall receive such distribution in one lump sum as soon as possible following termination of employment.

                                   ARTICLE IX

                                  Other Awards

9.1 Stock Appreciation Rights.

  Subject to the terms and conditions of the Plan, the Committee may grant Stock Appreciation Rights to Employees in such amounts, at such times and upon such conditions as the Committee shall determine. A "Stock Appreciation Right" is an Award in the form of a right to receive, upon surrender of the right, but without other payment, an amount based on appreciation in the value of Shares over a base price established in the Award, payable in cash, Shares or such other form or combination of forms of payout, at times and upon conditions as may be approved by the Committee. The minimum base price of a Stock Appreciation Right granted under this Plan shall be not less than the lowest of the Fair Market Value of the underlying Shares on the date the Stock Appreciation Right is granted or, if the base price of a Stock Appreciation Right is reduced by amendment, the Fair Market Value of the Shares on the date of the amendment, or, in the case of a Stock Appreciation Right related to an Option (whether already outstanding or concurrently granted), the Option Price of the related Option. All Stock Appreciation Rights granted at a base price not less than Fair Market Value on the date of grant shall be treated as Performance-Based Awards subject to the applicable restrictions under Article X.

9.2 Other Stock-Based Awards.

  The Committee may from time to time grant Awards under this Plan that provide the Participant with Shares or the right to purchase Shares or provide other incentive Awards (including, but not limited to, phantom stock or units, performance stock or units, bonus stock, dividend equivalent units or similar securities or rights) that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in, Shares. Such stock-based Awards shall be in a form determined by the Committee, provided that the stock-based Awards shall not be inconsistent with the other express terms of this Plan. All stock-based Awards under this
Article IX to Covered Employees that are either granted or become vested, exercisable or payable based on attainment of one or more of the Performance Goals shall only be granted as Performance-Based Awards under Article X.

9.3 Assignment.

  A Participant's rights to Stock Appreciation Rights and stock-based Awards granted under this Article IX may not, without the Company's written consent, be assigned or otherwise transferred, nor shall they be subject to any right or claim of a Participant's creditors, provided that the Company may offset any amounts owing to or guaranteed by the Company, or owing to any credit union related to the Company, against the value of Stock Appreciation Rights and stock-based Awards to be distributed under this Plan.

                                   ARTICLE X

                         Performance-Based Compensation

10.1 Performance-Based Awards.

  Without limiting the generality of the foregoing, any of the type of Awards available under this Plan may be granted to Covered Employees as awards that satisfy the requirements for

"performance-based compensation" within the meaning of Section 162(m) of the Code ("Performance-Based Awards"), the grant, vesting, exercisability or payment of which depends on the degree of achievement of the Performance Goals relative to preestablished targeted levels (based on the performance measures described in Section 10.3 hereof) on a Company-wide, business unit and/or individual basis. Notwithstanding anything contained in this Article X to the contrary, any Option or Stock Appreciation Right shall be subject only to the requirements of Sections 4.1 and 10.2 in order for such Awards to satisfy the requirements for Performance-Based Awards under this Article X. With the exception of any Option or Stock Appreciation Right, an Award that is intended to satisfy the requirements of this Article X shall be designated as a Performance-Based Award at the time of grant.

10.2 Eligible Class.

  The eligible class of persons for Awards under this Article X shall be all Employees.

10.3 Performance Measures.

  Unless and until the Committee proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Section 10.3, the attainment of which may determine the degree of grant, exercisability, payout and/or vesting with respect to Awards (other than Options and Stock Appreciation Rights) granted to Covered Employees which are designed to qualify as Performance-Based Awards, the performance measure(s) to be used for purposes of such Awards shall be chosen by the Committee from among the following alternatives:

    (a) Consolidated cash flows,

    (b) Consolidated financial reported earnings,

    (c) Consolidated economic earnings,

    (d) Earnings per share,

    (e) Earnings as a percentage of average capital,

    (f) Earnings as a multiple of interest expense,

    (g) Business unit financial reported earnings,

    (h) Business unit economic earnings,

    (i) Business unit cash flows,

    (j) Appreciation in the Fair Market Value of Shares either alone or as measured against the performance of the stocks of a group of companies approved by the Committee, and

    (k) Total capital invested in assets.

  In the event that applicable tax and/or securities laws permit the Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which do not qualify for the Performance-Based Awards or to make modifications that would not satisfy the requirements to qualify as Performance-Based Awards, the Committee may make such grants or modifications without satisfying the requirements of Section 162(m) of the Code. The specific performance target(s) with respect to Performance Goal(s) must be established by the Committee in advance of the deadlines applicable under Section 162(m) of the Code and while the performance relating to the Performance Goal(s) remains substantially uncertain.

10.4 Committee Certification.

  Before any Performance-Based Award under this Article X (other than Options and Stock Appreciation Rights) is paid, the Committee must certify in writing (by resolution or otherwise) that the applicable Performance Goal(s) and any other material terms of the Performance-Based Award were satisfied.

10.5 Terms and Conditions of Awards; Committee Discretion to Reduce Performance Awards.

  The Committee shall have discretion to determine the conditions, restrictions or other limitations, in accordance with the terms of this Plan and Section 162(m) of the Code, on the payment of individual Performance-Based Awards under this Article X. To the extent set forth in an Award agreement, the Committee may reserve the right to reduce the amount payable in accordance with any standards or on any other basis (including the Committee's discretion), as the Committee may impose; provided, however, that Awards which are designed to qualify as Performance-Based Awards, and which are held by Covered Employees, may not be adjusted upward (the Committee may retain the discretion to adjust such Awards downward).

10.6 Adjustments for Material Changes.

  In the event of (i) a change in corporate capitalization, a corporate transaction or a complete or partial corporate liquidation, or (ii) any extraordinary gain or loss or other event that is treated for accounting purposes as an extraordinary item under generally accepted accounting principles, or (iii) any material change in accounting policies or practices affecting the Company and/or the Performance Goals or targets, then, to the extent any of the foregoing events (or a material effect thereof) was not anticipated at the time the targets were set, the Committee may make adjustments to the Performance Goals and/or targets, applied as of the date of the event and based solely on objective criteria, so as to neutralize, in the Committee's judgment, the effect of the event on the applicable Performance-Based Award.

10.7 Interpretation.

  Except as specifically provided in this Article X, the provisions of this
Article X shall be interpreted and administered by the Committee in a manner consistent with the requirements for exemption of Performance-Based Awards granted to Covered Employees as "performance-based compensation" under Section 162(m) of the Code and regulations and other interpretations issued by the Internal Revenue Service thereunder.

10.8 Financial and Accounting Terms.

  Except as otherwise expressly provided or the context otherwise requires, financial and accounting terms, listed herein as Performance Goals, are used as defined for purposes of, and shall be determined in accordance with, generally accepted accounting principles and as derived from the audited consolidated financial statements of the Company, prepared in the ordinary course of business.

                                   ARTICLE XI

                           Special Recognition Awards

  Subject to the terms and conditions of the Plan, the Committee (in the case of Officers) or its designee (in the case of Participants who are not Officers) may, at any time and from time to time, grant Special Recognition Awards to Employees in such amounts and upon such conditions as the Committee or its designee, as applicable, shall determine. If a Special Recognition Award is in the form of Shares, then such Shares shall become freely transferable by the Participant on the date of grant of such Special Recognition Award or on such other date as the Committee or its designee, as applicable, shall determine. If a Special Recognition Award is in the form of an option to purchase Shares, then the terms and conditions for the exercise of such option (including, but not limited to, the exercise price, vesting, expiration, manner of exercise, etc.) shall be such as the Committee or its designee, as applicable, shall determine; provided, however, that the exercise price for each Share deliverable upon the exercise of an option granted as a Special Recognition Award pursuant to this Article XII shall not be less than the Fair Market Value of the stock as determined by the Committee or its designee, as applicable, on the date such Special Recognition Award is granted.

                                  ARTICLE XII

                    Amendment, Modification and Termination

  The Committee may terminate, amend or modify the Plan. Termination, amendment or modification of the Plan may be in response to changes in the Code, the Exchange Act or national securities exchange regulations, or for other reasons deemed appropriate by the Committee. However, without the requisite approval of the shareholders of the Company, no such termination, amendment or modification may:

    (a) Materially increase the total number of Shares which may be issued under this Plan, or the total number of Shares for which Options may be granted under this Plan, except as provided in Section 4.3 hereof; or

    (b) Materially modify the requirements as to eligibility for participation in the Plan; or

    (c) Extend the maximum period after the date of grant during which Options may be exercised; or

    (d) Change the provisions of the Plan regarding Option Price or the exercise of Options, except as provided in Section 4.3 or Section 6.2 hereof or modify the Plan in a manner inconsistent with Rule 16b-3 under the Exchange Act, Sections 422-424 of the Code or Section 162(m) of the Code.

  The termination or any modification or amendment of the Plan shall not, without the consent of the Participant, affect a Participant's rights under an Award previously granted to the Participant; provided, however, that in the event of a transaction described in Section 4.3 hereof, the authority of the Committee (or, if another legal entity assumes the obligations of the Company hereunder, of the board of directors, compensation committee or similar body of such other legal entity, as applicable) in taking the actions permitted or required by Section 4.3 hereof shall not be eliminated or diminished in any way by this sentence. With the consent of the affected Participant, the Committee may amend an outstanding Award agreement in a manner consistent with the Plan.

                                  ARTICLE XIII

                                Tax Withholdings

  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the

Participant's FICA obligation), required by law or regulation to be withheld with respect to any grant, exercise or payment made under or with respect to any taxable event arising as a result of this Plan. With respect to withholding required upon the exercise of Options, upon the lapse of restrictions on Restricted Stock, the distribution of Deferred Stock or upon any other taxable event arising as a result of Awards granted hereunder, the Company may require, or the Committee may permit a Participant to elect, that the withholding requirement be satisfied, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be withheld on the transaction. Any election by a Participant shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

                                  ARTICLE XIV

                                Indemnification

  Each Person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend the same on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                   ARTICLE XV

                                   Successors

  All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

                                  ARTICLE XVI

                              Requirements of Law

16.1 Requirements of Law.

  The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

16.2 Governing Law.

  To the extent not preempted or otherwise governed by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Maryland without regard to the State of Maryland's choice of law rules.

16.3 Plan Construction.

  It is the intent of the Company that this Plan satisfy and be interpreted in a manner that complies with the applicable requirements of Rule 16b-3 or its successors under the Exchange Act so that insiders will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. Any contrary interpretation of the Plan shall be avoided.

                         ANNUAL MEETING OF STOCKHOLDERS
                        OF CRESTLINE CAPITAL CORPORATION

  The 1999 Annual Meeting of Stockholders of Crestline Capital Corporation will be held on Thursday, May 6, 1999 at the Philadelphia Marriott Hotel at 1201 Market Street, Philadelphia, Pennsylvania. The meeting will begin at 10:00 a.m. A continental breakfast will be provided to stockholders attending the meeting beginning at 9:30 a.m. Doors to the meeting will open at 9:30 a.m.

  A special "Stockholder Annual Meeting" rate is being offered at the hotel for Wednesday, May 5, 1999, the night before the meeting. A limited number of rooms are available for this special rate of $220, single or double occupancy. To receive this special rate, please call the hotel directly at the telephone number below prior to April 28, 1999 and ask for the Crestline Capital Corporation "Stockholder Annual Meeting" rate for May 5, 1999. Applicable taxes and gratuities will be additional and reservations are required in advance. This discount may not be used in conjunction with any other discount, coupon or group rate.

  Because parking is extremely limited in the general area of the hotel, we strongly recommend that stockholders attending the Annual Meeting consider using public transportation.

                             PHILADELPHIA MARRIOTT
    1201 Market Street (Entrance on Filbert St. Between 12th & 13th Streets)
                           Telephone: (215) 625-6030

Driving Directions to the hotel:

FROM NORTH (USING 1-95/COMING FROM TRENTON, PRINCETON)

  I-95 South to Exit 17, Follow 676 West/Central Philadelphia. Continue on 676-West for one (1) mile to the first exit, Broad Street/Central Philadelphia. When you exit, this will bring you onto 15th Street. Make a left turn at the light, Vine Street. Follow Vine Street/Local Traffic to third light, 12th Street. Make a right onto 12th Street. After three blocks (one block past the Convention Center), make a right onto the next street, Filbert Street. The hotel is on the left.

FROM SOUTH (USING I-95/COMING FROM PHILADELPHIA INTERNATIONAL AIRPORT, BALTIMORE, WASHINGTON)

  I-95 North to Exit 17, and follow 676 West/Central Philadelphia. Continue on 676-West for one (1) mile to the first exit, Broad Street/Central Philadelphia. When you exit, this will bring you onto 15th and Vine Streets. At this intersection, make a left turn at the light, Vine Street East. Follow Vine Street/Local Traffic to third light, 12th Street. Make a right onto 12th Street. After three blocks (one block past the Convention Center), make a right onto the next street, Filbert Street. The hotel is on the left.

FROM EAST (USING THE NJ TURNPIKE/COMING FROM NEW YORK)

  Take the New Jersey Turnpike South to Exit 4. Stay to the right through the toll booths. Take Rt. 73 North. Follow Rt. 73 North to Rt. 38 West. Continue on Rt. 38 West to Rt. 30 West. This will take you to the Benjamin Franklin Bridge. Cross the bridge and stay in the center lane. Follow sign for Vine street/Local Traffic. Continue on Vine Street to 12th Street. Make a left onto 12th Street. After three blocks (one block past the Convention Center), make a right onto Filbert Street. The hotel is on the left.

FROM WEST (USING PENNSYLVANIA TURNPIKE/I-76 EASTBOUND)

  Follow Pennsylvania Turnpike to Exit 25A/I-476. Take I-476 South to Exit 6/I-76 to Philadelphia. Stay on I-76 East for approximately 12 miles. Exit at #38/Rt. 676 East, Central Philadelphia. Take 676 East and exit at Broad St.--Rt 611 (2nd exit). You will be on Vine Street. Follow Vine Street to 12th Street (4 traffic lights). Follow 12th Street. After three blocks (one block past the Convention Center), make a right onto the next street, Filbert Street. The hotel is on the left.

FROM WALT WHITMAN BRIDGE (SOUTHERN NEW JERSEY, SHORE POINTS)

  Cross bridge, follow signs for I-95 North. Follow I-95 North to Exit 17, and follow 676 West/Central Philadelphia. Continue on 676-West for one (1) mile to the first exit, Broad Street/Central Philadelphia. When you exit, this will bring you onto 15th Street. Make a left turn at the light, Vine Street. Follow Vine street/Local Traffic to third light, 12th Street. Make a right onto 12th Street. After three blocks (one block past the Convention Center), make a right onto the next street, Filbert Street. The hotel is on the left.

To Fellow Crestline Capital Stockholders:

Here is your 1999 Crestline Capital Corporation proxy card. Please read both sides of the card and mark, sign and date it. Then detach and return it promptly using the enclosed envelope. We urge you to vote your shares.

You are invited to attend the Annual Meeting of Stockholders on Thursday, May 6, 1999, at 10:00 a.m. at the Philadelphia Marriott.

Thank you in advance for voting.


Tracy M.J. Colden
Corporate Secretary


                         CRESTLINE CAPITAL CORPORATION

                                     PROXY

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          on May 6, 1999, 10:00 a.m.

     The undersigned appoints each of Bruce D. Wardinski and Christopher J. Nassetta, as Proxies. Each shall have the power to appoint a substitute. Each is authorized to represent and vote, as designated on the reverse side, all shares of Crestline Capital Corporation Common Stock, held of record by the undersigned on March 23, 1999, at the Annual Meeting of Stockholders to be held on May 6, 1999, or any adjournment or postponement thereof. The Board of Directors recommends voting FOR Proposals 1, 2 and 3.


(change of address)

---------------------------------------

---------------------------------------

---------------------------------------       CRESTLINE CAPITAL CORPORATION
                                              P.O. BOX 11463
---------------------------------------       NEW YORK, N.Y. 10203-0463

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                            DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

  [__]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no instruction is indicated, such proxy will be voted "FOR" Proposals 1, 2 and 3, and at the discretion of the Proxies on any other matter that may properly come before the meeting or any adjournment or postponement thereof.


(1) Election of Directors   FOR all nominees   [X]   WITHHOLD AUTHORITY to vote      [X]    *EXCEPTIONS   [X]
                            listed below             for all nominees listed below

Nominees: Bruce D. Wardinski, John W. Marriott III and Louise M. Cromwell

(INSTRUCTIONS: to withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

Exceptions
          ----------------------------------------------------------------------

(2) Approval of the Company's Amended and Restated 1998 Comprehensive Stock Incentive Plan.

    FOR  [X]  AGAINST  [X]  ABSTAIN  [X]

(3) Ratification of the appointment of Arthur Andarsen LLP as the Company's independent auditors for the 1999 fiscal year.

    FOR  [X]  AGAINST  [X]  ABSTAIN  [X]

The proposals are fully explained in the enclosed Notice of Annual Meeting of stockholders and Proxy Statement.
To vote your proxy please mark by placing an "X" in the appropriate box, sign and date the Proxy.

Address Change Mark Here  [X]

NOTE: Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy, as shown on the label above. When signing as executor, administrator, trustee, or guardian, please sign full vote as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.)

                         Dated:                  1999
                               ------------------


                         ----------------------------
                                   SIGNATURE

                         ----------------------------
                           SIGNATURE OF HELD JOINTLY

Votes MUST be indicated (x) in black or blue ink.  [X]

(Please sign, date and return this proxy card in the enclosed envelope.


--------------------------------------------------------------------------------

                              Please Detach Here
                You Must Detach This Portion of the Proxy Card
                 Before Returning it in the Enclosed Envelope